SEC File Nos. 2-10811
                                                            811-116

                  SECURITIES AND EXCHANGE  COMMISSION
                          Washington, D.C. 20549

                                  FORM N-1A
                          Registration Statement
                                   Under
                         the Securities Act of 1933
                     Post-Effective Amendment No.  102
                                    and
                           Registration Statement
                                   Under
                     The Investment Company Act of 1940
                           Amendment No.  26

                     THE INVESTMENT COMPANY OF AMERICA
             (Exact Name of Registrant as specified in charter)
                          333 South Hope Street
                      Los Angeles, California 90071
                   (Address of principal executive offices)
              Registrant's telephone number, including area code:
                              (213) 486-9200

                              Vincent P. Corti
                     Capital Research and Management Company
                            333 South Hope Street
                        Los Angeles, California 90071
                    (name and address of agent for service)


                                 Copies to:
                         ERIC A.S. RICHARDS, ESQ.
                          O'Melveny & Myers LLP
                          400 South Hope Street
                      Los Angeles, California  90071
                      (Counsel for the Registrant)

   Title of Securities being Registered:  Shares of Common Stock ($1.00 par value)

                   Approximate date of proposed public offering:
It is proposed that this filing become effective on March 1, 1998, pursuant to paragraph (b) of rule 485.


                         THE INVESTMENT COMPANY OF AMERICA
                                 CROSS REFERENCE SHEET

         ITEM NUMBER OF
         PART "A" OF FORM N-1A           CAPTIONS IN PROSPECTUS (PART "A")

1.       Cover Page                      Cover Page

2.       Synopsis                        Expenses

3.       Condensed Financial             Financial Highlights; Investment Results
         Information

4.       General Description of          Investment Policies and Risks; Securities and Investment
         Registrant                      Techniques; Multiple Portfolio Counselor System; Fund
                                         Organization and Management

5.       Management of the Fund          Expenses; Financial Highlights; Securities and Investment
                                         Techniques; Multiple Portfolio Counselor System; Fund
                                         Organization and Management

6.       Capital Stock and Other         Investment Policies and Risks; Securities and Investment
         Securities                      Techniques; Dividends, Distributions and Taxes; Fund
                                         Organization and Management

7.       Purchase of Securities          Purchasing Shares; Fund Organization and Management;
         Being Offered                   Shareholder Services

8.       Redemption or Repurchase        Selling Shares

9.       Legal Proceedings               N/A



         ITEM NUMBER OF                  CAPTIONS IN STATEMENT OF
         PART "B" OF FORM N-1A           ADDITIONAL INFORMATION (PART "B")

10.      Cover Page                      Cover

11.      Table of Contents               Table of Contents

12.      General Information and         Fund Organization and Management (Part "A")
         History

13.      Investment Objectives and       Securities and Investment Techniques (Part "A");
         Policies                        Description of Certain Securities and Investment
                                         Techniques; Investment Restrictions

14.      Management of Registrant        Fund Directors and Officers; Management

15.      Control Persons and Principal

         Holders of Securities           Fund Directors and Officers

16.      Investment Advisory and         Management; Fund Organization and Management (Part "A");
         Other Services                  General Information

17.      Brokerage Allocation and        Execution of Portfolio Transactions
         Other Practices

18.      Capital Stock and Other         N/A
         Securities

19.      Purchase, Redemption and Pricing

         of Securities Being             Purchase of Shares; Purchasing Shares (Part "A");
         Offered                         Shareholder Account Services and Privileges; Redeeming
                                         Shares

20.      Tax Status                      Dividends, Distributions and Federal Taxes

21.      Underwriter                     Management -- Principal Underwriter

22.      Calculation of Performance      Investment Results
         Data

23.      Financial Statements            Financial Statements



ITEM IN PART "C"

24.      Financial Statements and Exhibits

25.      Persons Controlled by or Under Common

         Control with Registrant

26.      Number of Holders of Securities

27.      Indemnification

28.      Business and Other Connections of

         Investment Adviser

29.      Principal Holders

30.      Location of Accounts and Records

31.      Management Services

32.      Undertakings

         Signature Page


                            The American Funds Logo

--------------------------------------------------------------------------------

                                 The Investment
                             Company of America(R)
                                   Prospectus

                                    MARCH 1, 1998

THE INVESTMENT COMPANY OF AMERICA
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                         3
 .................................................................
Financial Highlights             4
 .................................................................
Investment Policies and Risks    5
 .................................................................
Securities and Investment
Techniques                       6
 .................................................................
Multiple Portfolio Counselor
System                           7
Investment Results               9
 .................................................................
Dividends, Distributions and
Taxes                           10
 .................................................................
Fund Organization and
Management                      11
 .................................................................
Shareholder Services            14

--------------------------------------------------------------------------------

The fund's investment objectives are long-term growth of capital and income. The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification of a portfolio which ordinarily consists principally of common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

04-010-0398

--------------------------------------------------------------------------------
   EXPENSES
The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                          5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------

Management fees                                            0.25%
 ................................................................................
12b-1 expenses                                             0.22%(1)
 ................................................................................
Other expenses                                             0.09%
 ................................................................................
Total fund operating expenses                              0.56%

(1) 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                     $  63
 ................................................................................
Three years                                                  $  74
 ................................................................................
Five years                                                   $  87
 ................................................................................
Ten years                                                    $ 124

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    3

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

PER-SHARE DATA AND RATIOS

                                                     YEAR ENDED DECEMBER 31
                                                  ...........................
                     1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                    --------------------------------------------------------------------------------------
Net asset value,
beginning of period  $24.23   $21.61   $17.67   $18.72   $17.89   $17.48   $14.52   $15.24   $12.94   $12.61
------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                  .51      .49      .52      .51      .54      .49      .51      .57      .61      .51
 ............................................................................................................
Net realized and
unrealized gain
(loss) on
investments            6.61     3.66     4.83     (.48)    1.51      .71     3.27     (.48)    3.13     1.14
 ............................................................................................................
Total income from
investment
operations             7.12     4.15     5.35      .03     2.05     1.20     3.78      .09     3.74     1.65
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income      (.50)    (.50)    (.50)    (.48)    (.47)    (.47)    (.44)    (.59)    (.59)    (.56)
 ............................................................................................................
Distributions from
net realized gains    (2.60)   (1.03)    (.91)    (.60)    (.75)    (.32)    (.38)    (.22)    (.85)    (.76)
 ............................................................................................................
Total distributions   (3.10)   (1.53)   (1.41)   (1.08)   (1.22)    (.79)    (.82)    (.81)   (1.44)   (1.32)
 ............................................................................................................
Net asset value,
end of year          $28.25   $24.23   $21.61   $17.67   $18.72   $17.89   $17.48   $14.52   $15.24   $12.94
------------------------------------------------------------------------------------------------------------
Total return(1)      29.81%   19.35%   30.63%     .16%   11.62%    6.99%   26.54%     .68%   29.41%   13.34%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)  $39,718  $30,875  $25,678  $19,280  $19,005  $15,428  $10,526  $ 5,923  $ 5,376  $ 4,119
 ............................................................................................................
Ratio of expenses
to average net
assets                 .56%     .59%     .60%     .60%     .59%     .58%     .59%     .55%     .52%     .48%
 ............................................................................................................
Ratio of net income
to average net
assets                1.90%    2.17%    2.70%    2.83%    3.03%    3.06%    3.29%    3.95%    4.11%    3.78%
 ............................................................................................................
Average commissions
paid per share(2)     4.87c    5.79c    6.16c    5.11c    6.20c    7.43c    6.99c    5.88c    8.04c    8.24c
 ............................................................................................................
Portfolio turnover
rate
 -- common stocks    24.08%   17.46%   20.91%   17.94%   19.57%    7.23%    5.79%    7.48%   14.47%   10.39%
 -- investment
    securities       26.02%   19.56%   20.37%   31.08%   17.57%    9.73%    6.21%   10.94%   18.22%   16.41%
------------------------------------------------------------------------------------------------------------

(1) Excludes maximum sales charge of 5.75%
(2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

  4   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS
The fund's investment objectives are long-term growth of capital and income.

The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. The fund ordinarily invests principally in common stocks. However, assets may also be held in securities convertible into common stocks, straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company), cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies or instrumentalities), U.S. Government securities, private placement securities or nonconvertible preferred stocks. Additionally, the fund may from time to time invest in common stocks and other securities of issuers domiciled outside the U.S. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of Capital Research and Management Company.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    5

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the Issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 10% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. can involve special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; expropriation or confiscatory taxation; greater market volatility; differing

  6   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    7

 .....................................................................................................
 .....................................................................................................

                                                                           YEARS OF EXPERIENCE AS
                                                                           INVESTMENT PROFESSIONAL
                                                                                (APPROXIMATE)
                                                                      ..............................
                                                YEARS OF EXPERIENCE
    PORTFOLIO                                  AS PORTFOLIO COUNSELOR    WITH CAPITAL
    COUNSELORS                                     (AND RESEARCH         RESEARCH AND
     FOR THE                                        PROFESSIONAL          MANAGEMENT
    INVESTMENT                                 IF APPLICABLE) FOR THE     COMPANY OR
    COMPANY OF                                 INVESTMENT COMPANY OF         ITS
     AMERICA            PRIMARY TITLE(S)       AMERICA (APPROXIMATE)      AFFILIATES     TOTAL YEARS
 ----------------------------------------------------------------------------------------------------
 JON B. LOVELACE,    Chairman of the Board     40 years (plus 5 years    46 years        46 years
 JR.                 of the Fund. Vice         as a research
                     Chairman of the Board,    professional prior to
                     Capital Research and      becoming a portfolio
                     Management Company        counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 WILLIAM C.          President and Director    36 years                  39 years        45 years
 NEWTON              of the Fund. Senior
                     Partner, The Capital
                     Group Partners L.P.*
 ----------------------------------------------------------------------------------------------------
 WILLIAM R.          Director nominee+ and     26 years                  28 years        35 years
 GRIMSLEY            Senior Vice President
                     of the Fund. Senior
                     Vice President and
                     Director, Capital
                     Research and
                     Management Company
 ----------------------------------------------------------------------------------------------------
 R. MICHAEL          Director nominee+ and     7 years (plus 13 years    33 years        33 years
 SHANAHAN            Senior Vice President     as an investment
                     of the Fund. Chairman     professional prior to
                     of the Board and          becoming a portfolio
                     Principal Executive       counselor for the
                     Officer, Capital          fund)
                     Research and
                     Management Company
 ----------------------------------------------------------------------------------------------------
 GREGG E. IRELAND    Vice President of the     6 years (plus 10 years    25 years        25 years
                     Fund. Senior Vice         as a research
                     President, Capital        professional prior to
                     Research and              becoming a portfolio
                     Management Company        counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 JAMES B.            Vice President of the     6 years (plus 4 years     16 years        16 years
 LOVELACE            Fund. Senior Vice         as a research
                     President, Capital        professional prior to
                     Research and              becoming a portfolio
                     Management Company        counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL    Vice President of the     6 years (plus 4 years     13 years        13 years
                     Fund. Vice President,     as a research
                     Capital Research and      professional prior to
                     Management Company        becoming a portfolio
                                               counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 DINA N. PERRY       Senior Vice President,    4 years (plus 2 years     6 years         31 years
                     Capital Research and      as a research
                     Management Company        professional prior to
                                               becoming a portfolio
                                               counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 JAMES F.            President and             4 years (plus 9 years     28 years        28 years
 ROTHENBERG          Director, Capital         as a research
                     Research and              professional prior to
                     Management Company        becoming a portfolio
                                               counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
  * Company affiliated with Capital Research and Management Company.
  + Nominated for election at 1998 Annual Meeting of Shareholders.

 .....................................................................................................
 .....................................................................................................

  8   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)

                                           THE FUND        THE FUND AT
                                            AT NET           MAXIMUM
             AVERAGE ANNUAL                 ASSET             SALES           S&P
             TOTAL RETURNS:                VALUE(1)        CHARGE(1,2)       500(3)
------------------------------------------------------------------------------------
One year                                    29.81%            22.34%          33.32%
 ....................................................................................
Five years                                  17.74%            16.35%          20.23%
 ....................................................................................
Ten years                                   16.29%            15.60%          18.01%
 ....................................................................................
Lifetime(4)                                 13.54%            13.43%          12.10%
------------------------------------------------------------------------------------
Yield(1,2): 1.84%
Distribution Rate(2): 1.54%

(1) These fund results were calculated according to a standard formula that is required for all stock and bond funds.
(2) The maximum sales charge has been deducted.
(3) The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
(4) The fund began its first full month of investment operations on January 1, 1934.

                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    9

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.


    88        89       90        91       92        93       94        95        96        97
 13.34     29.41     0.68     26.54     6.99     11.62     0.16     30.63     19.35     29.81

Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends four times a year (in March, June, September and December). Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

  10   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1933. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    11

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.39% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those

  12   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                                      MAP

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    13

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

  14   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLine(SM) (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
    AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account....................................   $ 250
     For a retirement plan account.........................   $ 250
     For a retirement plan account through payroll            $  25
       deduction...........................................
To add to an account.......................................   $  50
     For a retirement plan account through payroll            $  25
       deduction...........................................

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    15

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                   ........................        DEALER
                                                    NET         CONCESSION AS
                                   OFFERING        AMOUNT       % OF OFFERING
           INVESTMENT               PRICE         INVESTED          PRICE
-----------------------------------------------------------------------------
Less than $50,000                      5.75%          6.10%           5.00%
 .............................................................................
$50,000 but less than $100,000         4.50%          4.71%           3.75%
 .............................................................................
$100,000 but less than $250,000        3.50%          3.63%           2.75%
 .............................................................................
$250,000 but less than $500,000        2.50%          2.56%           2.00%
 .............................................................................
$500,000 but less than $1 million      2.00%          2.04%           1.60%
 .............................................................................
$1 million or more and certain
other investments described below  see below      see below       see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

  16   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group as well as your holdings in Endowments and Bond Portfolio for Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    17

--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLine(SM) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLine(SM), or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least

  18   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    19

NOTES

  20   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

NOTES

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    21

NOTES

  22   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

NOTES

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    23

  FOR SHAREHOLDER      FOR RETIREMENT PLAN     FOR DEALER SERVICES
  SERVICES             SERVICES                American Funds
  American Funds       Call your employer      Distributors
  Service Company      or                      800/421-9900 ext. 11
  800/421-0180 ext. 1  plan administrator
                      FOR 24-HOUR INFORMATION
                 American          American Funds
                 FundsLine(R)      Internet Web site
                 800/325-3590      http://www.americanfunds.com
  Telephone conversations may be recorded or monitored for
  verification, recordkeeping and quality assurance purposes.
  ---------------------------------------------------------------
  MULTIPLE TRANSLATIONS
  This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
  ---------------------------------------------------------------
                      OTHER FUND INFORMATION
  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Includes financial statements, detailed performance
  information, portfolio holdings, a statement from portfolio management and the independent accountant's report (in the annual report).
  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.
  A current SAI has been filed with the Securities and Exchange
  Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.
  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.
  To request a free copy of any of the documents above:
  Call American                    Write to the Secretary
  Funds          or                of the fund
  Service Company                  333 South Hope Street
  800/421-0180 ext. 1              Los Angeles, CA 90071

This prospectus has been printed on recycled paper.         LOGO

  24   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS


THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
    Vincent P. Corti
    Secretary

                            The American Funds Logo

--------------------------------------------------------------------------------

                                 The Investment
                             Company of America(R)
                                   Prospectus

                                 MARCH 1, 1998

THE INVESTMENT COMPANY OF AMERICA
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                         3
 .................................................................
Financial Highlights             4
 .................................................................
Investment Policies and Risks    5
 .................................................................
Securities and Investment
Techniques                       6
 .................................................................
Multiple Portfolio Counselor
System                           7
Investment Results               9
 .................................................................
Dividends, Distributions and
Taxes                           10
 .................................................................
Fund Organization and
Management                      11
 .................................................................
Shareholder Services            14

--------------------------------------------------------------------------------

The fund's investment objectives are long-term growth of capital and income. The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification of a portfolio which ordinarily consists principally of common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

04-010-0398

--------------------------------------------------------------------------------
EXPENSES
The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                          5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------

Management fees                                            0.25%
 ................................................................................
12b-1 expenses                                             0.22%(1)
 ................................................................................
Other expenses                                             0.09%
 ................................................................................
Total fund operating expenses                              0.56%

(1) 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                     $  63
 ................................................................................
Three years                                                  $  74
 ................................................................................
Five years                                                   $  87
 ................................................................................
Ten years                                                    $ 124

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    3

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

PER-SHARE DATA AND RATIOS

                                                     YEAR ENDED DECEMBER 31
                                                  ...........................
                     1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                    --------------------------------------------------------------------------------------
Net asset value,
beginning of period  $24.23   $21.61   $17.67   $18.72   $17.89   $17.48   $14.52   $15.24   $12.94   $12.61
------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                  .51      .49      .52      .51      .54      .49      .51      .57      .61      .51
 ............................................................................................................
Net realized and
unrealized gain
(loss) on
investments            6.61     3.66     4.83     (.48)    1.51      .71     3.27     (.48)    3.13     1.14
 ............................................................................................................
Total income from
investment
operations             7.12     4.15     5.35      .03     2.05     1.20     3.78      .09     3.74     1.65
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income      (.50)    (.50)    (.50)    (.48)    (.47)    (.47)    (.44)    (.59)    (.59)    (.56)
 ............................................................................................................
Distributions from
net realized gains    (2.60)   (1.03)    (.91)    (.60)    (.75)    (.32)    (.38)    (.22)    (.85)    (.76)
 ............................................................................................................
Total distributions   (3.10)   (1.53)   (1.41)   (1.08)   (1.22)    (.79)    (.82)    (.81)   (1.44)   (1.32)
 ............................................................................................................
Net asset value,
end of year          $28.25   $24.23   $21.61   $17.67   $18.72   $17.89   $17.48   $14.52   $15.24   $12.94
------------------------------------------------------------------------------------------------------------
Total return(1)      29.81%   19.35%   30.63%     .16%   11.62%    6.99%   26.54%     .68%   29.41%   13.34%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)  $39,718  $30,875  $25,678  $19,280  $19,005  $15,428  $10,526  $ 5,923  $ 5,376  $ 4,119
 ............................................................................................................
Ratio of expenses
to average net
assets                 .56%     .59%     .60%     .60%     .59%     .58%     .59%     .55%     .52%     .48%
 ............................................................................................................
Ratio of net income
to average net
assets                1.90%    2.17%    2.70%    2.83%    3.03%    3.06%    3.29%    3.95%    4.11%    3.78%
 ............................................................................................................
Average commissions
paid per share(2)     4.87c    5.79c    6.16c    5.11c    6.20c    7.43c    6.99c    5.88c    8.04c    8.24c
 ............................................................................................................
Portfolio turnover
rate
 -- common stocks    24.08%   17.46%   20.91%   17.94%   19.57%    7.23%    5.79%    7.48%   14.47%   10.39%
 -- investment
    securities       26.02%   19.56%   20.37%   31.08%   17.57%    9.73%    6.21%   10.94%   18.22%   16.41%
------------------------------------------------------------------------------------------------------------

(1) Excludes maximum sales charge of 5.75%
(2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

  4   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS
The fund's investment objectives are long-term growth of capital and income.

The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. The fund ordinarily invests principally in common stocks. However, assets may also be held in securities convertible into common stocks, straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company), cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies or instrumentalities), U.S. Government securities, private placement securities or nonconvertible preferred stocks. Additionally, the fund may from time to time invest in common stocks and other securities of issuers domiciled outside the U.S. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of Capital Research and Management Company.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    5

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the Issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 10% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. can involve special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; expropriation or confiscatory taxation; greater market volatility; differing

  6   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    7

 .....................................................................................................
 .....................................................................................................

                                                                           YEARS OF EXPERIENCE AS
                                                                           INVESTMENT PROFESSIONAL
                                                                                (APPROXIMATE)
                                                                      ..............................
                                                YEARS OF EXPERIENCE
    PORTFOLIO                                  AS PORTFOLIO COUNSELOR    WITH CAPITAL
    COUNSELORS                                     (AND RESEARCH         RESEARCH AND
     FOR THE                                        PROFESSIONAL          MANAGEMENT
    INVESTMENT                                 IF APPLICABLE) FOR THE     COMPANY OR
    COMPANY OF                                 INVESTMENT COMPANY OF         ITS
     AMERICA            PRIMARY TITLE(S)       AMERICA (APPROXIMATE)      AFFILIATES     TOTAL YEARS
 ----------------------------------------------------------------------------------------------------
 JON B. LOVELACE,    Chairman of the Board     40 years (plus 5 years    46 years        46 years
 JR.                 of the Fund. Vice         as a research
                     Chairman of the Board,    professional prior to
                     Capital Research and      becoming a portfolio
                     Management Company        counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 WILLIAM C.          President and Director    36 years                  39 years        45 years
 NEWTON              of the Fund. Senior
                     Partner, The Capital
                     Group Partners L.P.*
 ----------------------------------------------------------------------------------------------------
 WILLIAM R.          Director nominee+ and     26 years                  28 years        35 years
 GRIMSLEY            Senior Vice President
                     of the Fund. Senior
                     Vice President and
                     Director, Capital
                     Research and
                     Management Company
 ----------------------------------------------------------------------------------------------------
 R. MICHAEL          Director nominee+ and     7 years (plus 13 years    33 years        33 years
 SHANAHAN            Senior Vice President     as an investment
                     of the Fund. Chairman     professional prior to
                     of the Board and          becoming a portfolio
                     Principal Executive       counselor for the
                     Officer, Capital          fund)
                     Research and
                     Management Company
 ----------------------------------------------------------------------------------------------------
 GREGG E. IRELAND    Vice President of the     6 years (plus 10 years    25 years        25 years
                     Fund. Senior Vice         as a research
                     President, Capital        professional prior to
                     Research and              becoming a portfolio
                     Management Company        counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 JAMES B.            Vice President of the     6 years (plus 4 years     16 years        16 years
 LOVELACE            Fund. Senior Vice         as a research
                     President, Capital        professional prior to
                     Research and              becoming a portfolio
                     Management Company        counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL    Vice President of the     6 years (plus 4 years     13 years        13 years
                     Fund. Vice President,     as a research
                     Capital Research and      professional prior to
                     Management Company        becoming a portfolio
                                               counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 DINA N. PERRY       Senior Vice President,    4 years (plus 2 years     6 years         31 years
                     Capital Research and      as a research
                     Management Company        professional prior to
                                               becoming a portfolio
                                               counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
 JAMES F.            President and             4 years (plus 9 years     28 years        28 years
 ROTHENBERG          Director, Capital         as a research
                     Research and              professional prior to
                     Management Company        becoming a portfolio
                                               counselor for the
                                               fund)
 ----------------------------------------------------------------------------------------------------
  * Company affiliated with Capital Research and Management Company.
  + Nominated for election at 1998 Annual Meeting of Shareholders.

 .....................................................................................................
 .....................................................................................................

  8   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)

                                           THE FUND        THE FUND AT
                                            AT NET           MAXIMUM
             AVERAGE ANNUAL                 ASSET             SALES           S&P
             TOTAL RETURNS:                VALUE(1)        CHARGE(1,2)       500(3)
------------------------------------------------------------------------------------
One year                                    29.81%            22.34%          33.32%
 ....................................................................................
Five years                                  17.74%            16.35%          20.23%
 ....................................................................................
Ten years                                   16.29%            15.60%          18.01%
 ....................................................................................
Lifetime(4)                                 13.54%            13.43%          12.10%
------------------------------------------------------------------------------------
Yield(1,2): 1.84%
Distribution Rate(2): 1.54%

(1) These fund results were calculated according to a standard formula that is required for all stock and bond funds.
(2) The maximum sales charge has been deducted.
(3) The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
(4) The fund began its first full month of investment operations on January 1, 1934.

                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    9

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.


    88        89       90        91       92        93       94        95        96        97
 13.34     29.41     0.68     26.54     6.99     11.62     0.16     30.63     19.35     29.81

Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends four times a year (in March, June, September and December). Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

  10   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1933. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    11

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.39% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those

  12   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                                      MAP

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    13

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

  14   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLine(SM) (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
    AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account....................................   $ 250
     For a retirement plan account.........................   $ 250
     For a retirement plan account through payroll            $  25
       deduction...........................................
To add to an account.......................................   $  50
     For a retirement plan account through payroll            $  25
       deduction...........................................

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    15

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                   ........................        DEALER
                                                    NET         CONCESSION AS
                                   OFFERING        AMOUNT       % OF OFFERING
           INVESTMENT               PRICE         INVESTED          PRICE
-----------------------------------------------------------------------------
Less than $50,000                      5.75%          6.10%           5.00%
 .............................................................................
$50,000 but less than $100,000         4.50%          4.71%           3.75%
 .............................................................................
$100,000 but less than $250,000        3.50%          3.63%           2.75%
 .............................................................................
$250,000 but less than $500,000        2.50%          2.56%           2.00%
 .............................................................................
$500,000 but less than $1 million      2.00%          2.04%           1.60%
 .............................................................................
$1 million or more and certain
other investments described below  see below      see below       see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

  16   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group as well as your holdings in Endowments and Bond Portfolio for Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    17

--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLine(SM) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLine(SM), or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least

  18   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    19

NOTES

  20   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

NOTES

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    21

NOTES

  22   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS

NOTES

                            THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    23

  FOR SHAREHOLDER      FOR RETIREMENT PLAN     FOR DEALER SERVICES
  SERVICES             SERVICES                American Funds
  American Funds       Call your employer      Distributors
  Service Company      or                      800/421-9900 ext. 11
  800/421-0180 ext. 1  plan administrator
                      FOR 24-HOUR INFORMATION
                 American          American Funds
                 FundsLine(R)      Internet Web site
                 800/325-3590      http://www.americanfunds.com
  Telephone conversations may be recorded or monitored for
  verification, recordkeeping and quality assurance purposes.
  ---------------------------------------------------------------
  MULTIPLE TRANSLATIONS
  This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
  ---------------------------------------------------------------
                      OTHER FUND INFORMATION
  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Includes financial statements, detailed performance
  information, portfolio holdings, a statement from portfolio management and the independent accountant's report (in the annual report).
  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.
  A current SAI has been filed with the Securities and Exchange
  Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.
  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.
  To request a free copy of any of the documents above:
  Call American                    Write to the Secretary
  Funds          or                of the fund
  Service Company                  333 South Hope Street
  800/421-0180 ext. 1              Los Angeles, CA 90071

This prospectus has been printed on recycled paper.         LOGO

  24   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS



                       THE INVESTMENT COMPANY OF AMERICA
                                   PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                MARCH 1, 1998

   This document is not a prospectus but should be read in conjunction with the current prospectus of The Investment Company of America (the "fund" or "ICA") dated March 1, 1998. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                      THE INVESTMENT COMPANY OF AMERICA
                           ATTENTION:  SECRETARY
                           333 SOUTH HOPE STREET
                          LOS ANGELES, CA  90071
                              (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

TABLE OF CONTENTS



ITEM                                                              PAGE NO.



DESCRIPTION OF CERTAIN SECURITIES                                 1

INVESTMENT RESTRICTIONS                                           3

FUND DIRECTORS AND OFFICERS                                       6

ADVISORY BOARD                                                    11

MANAGEMENT                                                        13

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        15

PURCHASE OF SHARES                                                18

REDEEMING SHARES                                                  24

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                       25

EXECUTION OF PORTFOLIO TRANSACTIONS                               27

GENERAL INFORMATION                                               28

INVESTMENT RESULTS                                                29

FINANCIAL STATEMENTS                                              ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

   EQUITY SECURITIES - The fund may invest without limitation in securities with equity conversion rights and that are rated in any investment quality category; however, the fund has no current intention (at least during the next 12 months) to invest in securities rated below the top three quality categories by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or unrated but determined to be of equivalent quality by Capital Research and Management Company ("Investment Adviser").

   BOND RATINGS - The fund may invest in debt securities which are rated in the top three quality categories by Standard & Poor's or Moody's or unrated but determined to be of equivalent quality by the Investment Adviser. Standard & Poor's rates the long-term debt securities of various entitites in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Moody's rates the long-term debt securities of various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. The top three rating categories are described below:

 STANDARD & POOR'S CORPORATION:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 MOODY'S INVESTORS SERVICE, INC.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest-bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (3) savings association and savings bank obligations (e.g., certificates of deposit issued by savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS - Although the fund has no current intention (at least during the next 12 months) to do so, it has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

   Certain provisions of the Internal Revenue Code (the "Code") may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

   OTHER SECURITIES - The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

   Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to may factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

                            INVESTMENT RESTRICTIONS

   The fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a majority vote of its outstanding shares. A majority vote is defined in the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated.

These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. Government) provide that the fund shall make no investment:

Which involves promotion or business management by the fund;

In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;

If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;

If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or

In any security which has not been placed on the fund's Eligible List. (See the prospectus).

The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)

The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:

Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.

Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.

Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.

Pledge, encumber or assign all or any part of its property and assets as security for a debt.

Invest in the securities of other investment companies.

Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

Additional investment restrictions adopted by the fund and which may be changed without shareholder approval, provide that the fund may not:

Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgement makes such action seem advisable.

Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.

Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.

Invest in puts, calls, straddles, spreads or any combination thereof.

Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.

Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.

                          FUND DIRECTORS AND OFFICERS
                      Directors and Director Compensation

NAME, ADDRESS      POSITION       PRINCIPAL               AGGREGATE             TOTAL                 TOTAL NUMBER
AND AGE            WITH           OCCUPATION(S)           COMPENSATION          COMPENSATION          OF FUND
                   REGISTRANT     DURING PAST 5 YEARS     (INCLUDING            (INCLUDING            BOARDS ON
                                  (POSITIONS WITHIN       VOLUNTARILY           VOLUNTARILY           WHICH
                                  THE ORGANIZATIONS       DEFERRED              DEFERRED              DIRECTOR
                                  LISTED MAY HAVE         COMPENSATION/1/)      COMPENSATION/1/)      SERVES/3/
                                  CHANGED DURING THIS     FROM THE FUND         FROM ALL FUNDS
                                  PERIOD)                 DURING FISCAL         MANAGED BY
                                                          YEAR ENDED            CAPITAL RESEARCH
                                                          12/31/97              AND MANAGEMENT
                                                                                COMPANY/2/ FOR
                                                                                THE YEAR ENDED
                                                                                12/31/97

Charles H.         Director       Private investor        $62,800               $122,300              3
Black                             and consultant;
525 Alma Real                     former Executive
Drive                             Vice President and
Pacific                           Director,
Palisades, CA                     KaiserSteel
90272                             Corporation
Age:  71

Ann S. Bowers      Director       Senior Trustee, The     $59,100               $59,100               1
The Noyce                         Noyce Foundation;
Foundation                        Human resources
450 Sheridan                      consultant,
Avenue                            Enterprise 2000
Palo Alto, CA
94306
Age:  60

Malcolm R.         Director       Chairman Emeritus,      $52,600/4/            $52,600               1
Currie                            Hughes Aircraft
28780 Wagon                       Company
Road
Agoura, CA
91301
Age:  70

+William R.        Senior         Senior Vice             None/5/               None/5/               4
Grimsley           Vice           President and
P.O. Box 7650      President      Director, Capital
San Francisco,     and            Research and
CA  94120          Director       Management Company
Age:  59           Nominee/6/

+Jon B.            Chairman       Vice Chairman of        None/5/               None/5/               4
Lovelace, Jr.      of             the Board, Capital
333 South Hope     the Board      Research and
Street                            Management Company
Los Angeles,
CA  90071
Age:  71

John G.            Director       The IBJ Professor       $62,900/4/            $162,400              8
McDonald                          of Finance,
Graduate                          Graduate School of
School of                         Business,
Business                          Stanford University
Stanford
University
Stanford, CA
94305
Age:  60

Bailey Morris-Eck    Director      Vice President,         $53,800               $53,800               1
Brookings                         Brookings
Institution                       Institution; Senior
1775                              Advisor, Inter-American Affairs,
Massachusetts                     Clinton
Avenue, N.W.                      Administration;
Washington,                       Senior Fellow,
D.C.  20036                       Institute for
Age:  53                          International
                                  Economics;
                                  Consultant, THE
                                  INDEPENDENT OF
                                  LONDON

Richard G.         Director       Chairman, President     $51,953/4/            $97,600               13
Newman                            and CEO, AECOM
3250 Wilshire                     Technology
Blvd.                             Corporation
Los Angeles,                      (architectural
CA  90010                         engineering)
Age:  63

+William C.        President      Senior Partner, The     None/5/               None/5/               1
Newton             and            Capital Group
333 South Hope     Director       Partners, L.P.
Street
Los Angeles,
CA  90071
Age:  67

+James W.          Executive      Senior Partner, The     None/5/               None/5/               8
Ratzlaff           Vice           Capital Group
P.O. Box 7650      President      Partners L.P.
San Francisco,     and
CA  94120          Director
Age:  61

Olin C.            Director       President of the        $53,400               $80,900               3
Robison                           Salzburg Seminar;
The Marble                        President Emeritus,
Works                             Middlebury College
2 Maple Street
Middlebury, VT
05753
Age:  61

+R. Michael        Senior         Chairman of the         None/5/               None/5/               2
Shanahan           Vice           Board and Principal
333 South Hope     President      Executive Officer,
Street             and            Capital Research
Los Angeles,       Director       and Management
CA  90071          Nominee/6/     Company
Age:  59

William J.         Director       Chairman and Chief      $51,200/4/            $51,200               1
Spencer                           Executive Officer,
2706                              SEMATECH (research
Montopolis                        and development
Drive                             consortium)
Austin, TX
78741
Age:  67



   + Directors who are considered "interested persons" of the fund as defined in the 1940 Act, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

   /4/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1997 for participating Directors is as follows:
Malcolm R. Currie ($114,734), John G. McDonald ($262,554), Richard G. Newman ($98,378) and William J. Spencer ($58,173). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

   /5/ William R. Grimsley, Jon B. Lovelace, Jr., William C. Newton, James W. Ratzlaff and R. Michael Shanahan are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

   /6/ William R. Grimsley and R. Michael Shanahan have been nominated as directors for election at 1998 Annual Meeting of Shareholders.


                                  OTHER OFFICERS

NAME AND ADDRESS                  AGE        POSITION(S) WITH      PRINCIPAL OCCUPATION(S)
                                             REGISTRANT            DURING PAST 5 YEARS

Gregg E. Ireland                  48         Vice President        Senior Vice President, Capital
3000 K Street, N.W.                                                Research and Management Company
Washington, DC  20007

Anne M. Llewellyn                 50         Vice President        Associate, Capital Research and
333 South Hope Street                                              Management Company
Los Angeles, CA  90071

James B. Lovelace                 41         Vice President        Senior Vice President, Capital
333 South Hope Street                                              Research and Management Company
Los Angeles, CA  90071

Donald D. O'Neal                  37         Vice President        Vice President, Capital Research and
P.O. Box 7650                                                      Management Company
San Francisco, CA  94120

Patricia L. Pinney                41         Vice President        Vice President, Capital Research
333 South Hope Street                                              Company
Los Angeles, CA  90071

Vincent P. Corti                  41         Secretary             Vice President - Fund Business
333 South Hope Street                                              Management Group, Capital Research and
Los Angeles, CA  90071                                             Management Company

Mary C. Hall                      40         Treasurer             Senior Vice President - Fund Business
135 South State College                                            Management Group, Capital Research and
Blvd.                                                              Management Company
Brea, CA  92821

Julie F. Williams                 49         Assistant             Vice President - Fund Business
333 South Hope Street                        Secretary             Management Group, Capital Research and
Los Angeles, CA  90071                                             Management Company

R. Marcia Gould                   43         Assistant             Vice President - Fund Business
135 South State College                      Treasurer             Management Group, Capital Research and
Blvd.                                                              Management Company
Brea, CA  92821



   All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. Each unaffiliated Director is paid a fee of $36,000 per annum, plus $2,000 for each Board of Directors meeting attended, plus $600 for each meeting attended as a member of a committee of the Board of Directors. In addition, members of the Proxy Committee receive an annual fee determined at the end of the year by the Board of Directors. For the fiscal year ended December 31, 1997, each member of the Proxy Committee received a fee of $6,400. No pension or retirement benefits are accrued as part of fund expenses. The Directors and Advisory Board members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of January 31, 1998 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                             ADVISORY BOARD MEMBERS

                       Advisory Board Member Compensation

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The members of the Advisory Board and their current or former principal occupations are as follows:


NAME, ADDRESS      POSITION       PRINCIPAL              AGGREGATE             TOTAL                TOTAL NUMBER
AND AGE            WITH           OCCUPATION(S)          COMPENSATION          COMPENSATION         OF FUND
                   REGISTRANT     DURING PAST 5          (INCLUDING            (INCLUDING           BOARDS ON
                                  YEARS (POSITIONS       VOLUNTARILY           VOLUNTARILY          WHICH
                                  WITHIN THE             DEFERRED              DEFERRED             ADVISORY
                                  ORGANIZATIONS          COMPENSATION/1/)      COMPENSATION/1/)     BOARD MEMBER
                                  LISTED MAY             FROM THE FUND         FROM ALL FUNDS       SERVES/3/
                                  HAVE CHANGED           DURING FISCAL         MANAGED
                                  DURING THIS            YEAR ENDED            BY CAPITAL
                                  PERIOD)                12/31/97              RESEARCH AND
                                                                               MANAGEMENT
                                                                               COMPANY/2/ FOR
                                                                               THE YEAR ENDED
                                                                               12/31/97

Thomas M.          Advisory       Partner, Faegre &      $7,500                $7,500               1
Crosby, Jr.        Board          Benson (law firm)
2200 Norwest       Member
Center
90 South
Seventh Street
Minneapolis,
MN  55402
Age:  59

Ellen H.           Advisory       President, Santa       None/4/               None/4/              1
Goldberg           Board          Fe Institute;
1399 Hyde Park     Member         Research
Road                              Professor,
Santa Fe, NM                      University of New
87501                             Mexico
Age:  52

Allan E.           Advisory       Former Canadian        $6,500                $6,500               1
Gotlieb            Board          Ambassador to the
P.O. Box 85        Member         United States
Toronto,
Ontario M5L
1B9
Canada
Age:  70

William H.         Advisory       President,             $6,500/3/             $75,750              5
Kling              Board          Minnesota Public
45 East            Member         Radio; President,
Seventh Street                    Greenspring Co.;
St. Paul, MN                      former President,
55101                             American Public
Age:  55                          Radio (now Public
                                  Radio
                                  International)

Robert J.          Advisory       Chichele Professor     $6,500                $39,700              3
O'Neill            Board          of the History of
St. Mary's         Member         War and Fellow of
Close                             All Souls College
27 Church
Green
Witney, OXON
OX8  6AZ
United Kingdom
Age:  61

Norman R.          Advisory       Managing Director,     $8,500                $39,900              3
Weldon             Board          Partisan
15600 N.W.         Member         Management Group;
67th Avenue                       Chairman of the
Miami Lakes,                      Board, Novoste
FL  33014                         Corporation
Age:  63



/1/ Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities
Fund and Washington Mutual Investors Fund Inc.    Capital Research and
Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

   /3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1997 for participating Advisory Board members is as follows: William H. Kling ($32,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

   /4/ Ellen H. Goldberg was elected to the Advisory Board on January 1, 1998 and, accordingly, did not receive any compensation from the fund during the fiscal year ended December 31, 1997.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

   The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned business and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser dated February 19, 1997 will continue until April 30, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform executive, administrative, clerical and bookkeeping functions of the company; provides suitable office space and utilities; necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including registration and qualification expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the Advisory Board who are not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.39% on the first $1.0 billion of net assets, plus 0.336% on net assets over $1.0 billion to $2.0 billion, plus 0.30% on net assets over $2.0 billion to $3.0 billion, plus 0.276% on net assets over $3.0 billion to $5.0 billion, plus 0.258% on net assets over $5.0 billion to $8.0 billion, plus 0.246% on net assets over $8.0 billion to $13.0 billion, plus 0.24% on net assets over $13.0 billion to $21.0 billion, plus 0.235% on net assets over $21.0 billion to $34.0 billion, plus 0.231% on net assets in excess of $34.0 billion. The Agreement provides that the Investment Adviser shall pay the fund an amount by which normal operating expenses, with the exception of interest, taxes, brokerage costs, distribution expenses pursuant to the Plan of Distribution, and extraordinary expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the lesser of (i) 1-1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million, or
(ii) 25% of the gross investment income of the fund. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

   During the years ended December 31, 1997, 1996, and 1995, Investment Adviser's total fees amounted to $90,386,000, $72,350,000 and $58,981,000, respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the Principal Underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1997 amounted to $16,839,000 after allowance of $88,584,000 to dealers. During the years ended December 31, 1996 and 1995 the Principal Underwriter retained $16,461,000 and $14,773,000, after an allowance of $88,318,000 and $80,935,000 respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be approved annually by the Board of Directors.

   Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees). During the year ended December 31, 1997, the fund paid or accrued $79,761,000 under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

   The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Code. Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income it will be taxed only on that portion, if any, of the investment company taxable income which it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which, must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholders as ordinary income, regardless of whether such distributions are paid in cash or invested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or re-invested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would be a taxable dividend to the shareholder, even though the distribution is economically a return of capital.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are therefore taxable as of December 31, provided that the fund pays the dividend after December 31 but during January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

   As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%, and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the company or disposition of company shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.


   PURCHASE OF SHARES

METHOD                       INITIAL INVESTMENT            ADDITIONAL INVESTMENTS

                             See "Investment Minimums      $50 minimum (except where a lower minimum
                             and Fund Numbers" for         is noted under "Investment Minimums and
                             initial investment            Fund Numbers").
                             minimums.

By contacting                Visit any investment          Mail directly to your investment dealer's
your investment              dealer who is registered      address printed on your account
dealer                       in the state where the        statement.
                             purchase is made and who
                             has a sales agreement
                             with American Funds
                             Distributors.

By mail                      Make your check payable       Fill out the account additions form at
                             to the fund and mail to       the bottom of a recent account statement,
                             the address indicated on      make your check payable to the fund,
                             the account application.      write your account number on your check,
                             Please indicate an            and mail the check and form in the
                             investment dealer on the      envelope provided with your account
                             account application.          statement.

By telephone                 Please contact your           Complete the "Investments by Phone"
                             investment dealer to          section on the account application or
                             open account, then            American FundsLink Authorization Form.
                             follow the procedures         Once you establish the privilege, you,
                             for additional                your financial advisor or any person with
                             investments.                  your account information can call
                                                           American FundsLine(r) and make
                                                           investments by telephone (subject to
                                                           conditions noted in "Shareholder Account Services and Privileges -
Telephone and
                                                           Computer Purchases, Redemptions and
                                                           Exchanges" below).

By computer                  Please contact your           Complete the American FundsLink
                             investment dealer to          Authorization Form.  Once you establish
                             open account, then            the privilege, you, your financial
                             follow the procedures         advisor or any person with your account
                             for additional                information may access American FundsLine
                             investments.                  OnLine(SM) on the Internet and make
                                                           investments by computer (subject to
                                                           conditions noted in "Telephone and
                                                           Computer Purchases, Redemptions and
                                                           Exchanges" below).

By wire                      Call 800/421-0180 to          Your bank should wire your additional
                             obtain your account           investments in the same manner as
                             number(s), if necessary.      described under "Initial Investment."
                             Please indicate an
                             investment dealer on the
                             account.  Instruct your
                             bank to
                             wire funds to:
                             Wells Fargo Bank
                             155 Fifth Street, Sixth
                             Floor
                             San Francisco, CA 94106
                             (ABA #121000248)
                             For credit to the
                             account of:
                             American Funds Service
                             Company
                             a/c #4600-076178
                             (fund name)
                             (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                    MINIMUM             FUND
                                                                        INITIAL             NUMBER
                                                                        INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                               02
                                                                        $1,000

American Balanced Fund(r)                                                                   11
                                                                        500

American Mutual Fund(r)                                                                     03
                                                                        250

Capital Income Builder(r)                                                                   12
                                                                        1,000

Capital World Growth and Income Fund(sm)                                                    33
                                                                        1,000

EuroPacific Growth Fund(r)                                                                  16
                                                                        250

Fundamental Investors(sm)                                                                   10
                                                                        250

The Growth Fund of America(r)                                                               05
                                                                        1,000

The Income Fund of America(r)                                                               06
                                                                        1,000

The Investment Company of America(r)                                                        04
                                                                        250

The New Economy Fund(r)                                                                     14
                                                                        1,000

New Perspective Fund(r)                                                                     07
                                                                        250

SMALLCAP World Fund(r)                                                                      35
                                                                        1,000

Washington Mutual Investors Fund(sm)                                                        01
                                                                        250

BOND FUNDS

American High-Income Municipal Bond Fund(r)                                                 40
                                                                        1,000

American High-Income Trust(sm)                                                              21
                                                                        1,000

The Bond Fund of America(sm)                                                                08
                                                                        1,000

Capital World Bond Fund(r)                                                                  31
                                                                        1,000

Intermediate Bond Fund of America(sm)                                                       23
                                                                        1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                                            43
                                                                        1,000

The Tax-Exempt Bond Fund of America(r)                                                      19
                                                                        1,000

The Tax-Exempt Fund of California(r)*                                                       20
                                                                        1,000

The Tax-Exempt Fund of Maryland(r)*                                                         24
                                                                        1,000

The Tax-Exempt Fund of Virginia(r)*                                                         25
                                                                        1,000

U.S. Government Securities Fund(sm)                                                         22
                                                                        1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                                     09
                                                                        2,500

The Tax-Exempt Money Fund of America(sm)                                                    39
                                                                        2,500

The U.S. Treasury Money Fund of America(sm)                                                 49
                                                                        2,500

___________
*Available only in certain states.





   For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

Amount of Purchase                                     SALES CHARGE AS                    DEALER
at the Offering Price                                  PERCENTAGE OF THE:                   CONCESSION
                                                                                          AS PERCENTAGE
                                                                                          OF THE
                                                                                          OFFERING
                                                                                          PRICE

                                                       NET AMOUNT         OFFERING
                                                       INVESTED           PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                                      6.10%
                                                                          5.75%           5.00%

$50,000 but less  than $100,000                        4.71
                                                                          4.50            3.75

BOND FUNDS

Less than $25,000                                      4.99
                                                                          4.75            4.00

$25,000 but less than $50,000                          4.71
                                                                          4.50            3.75

$50,000 but less than $100,000                         4.17
                                                                          4.00            3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000                        3.63
                                                                          3.50            2.75

$250,000 but less than $500,000                        2.56
                                                                          2.50            2.00

$500,000 but less than $1,000,000                      2.04
                                                                          2.00            1.60

$1,000,000 or more                                     none                               (see below)
                                                                          none


   Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

   The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

   Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

   NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by the Investment Adviser, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations and endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, (i) if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals or (ii) these individuals are making gifts to other individuals or charities. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

   PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

   The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York Time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

    1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

   Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

   Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

   Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

    2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

    3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

   Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

   REDEEMING SHARES

By writing to American Funds             Send a letter of instruction specifying the name of the
Service Company (at the                  fund, the number of shares or dollar amount to be sold,
appropriate address indicated            your name and account number.  You should also enclose
under "Fund Organization and             any share certificates you wish to redeem.  For
Management - Principal Underwriter       redemptions over $50,000 and for certain redemptions of
and Transfer Agent" in the               $50,000 or less (see below), your signature must be
prospectus)                              guaranteed by a bank, savings association, credit
                                         union, or member firm of a domestic stock exchange or
                                         the National Association of Securities Dealers, Inc.
                                         that is an eligible guarantor institution.  You should
                                         verify with the institution that it is an eligible
                                         guarantor prior to signing.  Additional documentation
                                         may be required for redemption of shares held in
                                         corporate, partnership or fiduciary accounts.
                                         Notarization by a Notary Public is not an
                                         acceptable signature guarantee.

By contacting your investment            If you redeem shares through your investment dealer,
dealer                                   you may be charged for this service.  SHARES HELD FOR
                                         YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST BE
                                         REDEEMED THROUGH THE DEALER.

You may have a redemption                You may use this option, provided the account is
check sent to you by using               registered in the name of an individual(s), a UGMA/UTMA
American FundsLine(r) or American        custodian, or a non-retirement plan trust.  These
FundsLine OnLine(SM) or by               redemptions may not exceed $50,000 per shareholder each
telephoning, faxing, or                  day and the check must be made payable to the
telegraphing American Funds              shareholder(s) of record and be sent to the address of
Service Company (subject to the          record provided the address has been used with the
conditions noted in this section         account for at least 10 days.  See "Fund Organization
and in "Telephone and Computer           and Management - Principal Underwriter and Transfer
Purchases, Sales and Exchanges" in       Agent" in the prospectus and "Exchange Privilege" below
the prospectus)                          for the appropriate telephone or fax number.

In the case of the money                 Upon request (use the account application for the money
market funds, you may have               market funds) you may establish telephone redemption
redemptions wired to your                privileges (which will enable you to have a redemption
bank by telephoning American Funds       sent to your bank account) and/or check writing
Service Company ($1,000 or more)         privileges.  If you request check writing privileges,
or by writing a check ($250 or           you will be provided with checks that you may use to
more)                                    draw against your account.  These checks may be made
                                         payable to anyone you designate and must be signed by
                                         the authorized number of registered shareholders
                                         exactly as indicated on your checking account signature
                                         card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

   CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTIONS - The fund's Certificate of Incorporation permits the fund to direct the Transfer Agent to redeem the Common shares owned by any holder of capital stock of the fund if the value of such shares in the account of such holder is less than the required minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

   AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestment of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

   You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) and American FundsLine OnLine(SM) (See "American FundsLine(r) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the company of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

   ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

   AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

   TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone, computer (including American FundsLine(r) and American FundsLine OnLine(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by the Investment Adviser.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

   The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J. P. Morgan Company, Inc. Was among the top 10 dealers that acted as principals in portfolio transactions. The fund held securities of J.P. Morgan Company in the amount of $270,900,000 as of the close of its most recent fiscal year.

   Brokerage commissions paid on portfolio transactions, excluding dealer concessions on underwritings, for the years ended December 31, 1997, 1996, and 1995 amounted to $16,553,000, $11,978,000 and $11,505,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian, pursuant to sub-custodial arrangements, in non-U.S. banks or non-U.S. branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $20,141,000 for the fiscal year ended December 31, 1997.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountant since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

   REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio and financial statements audited annually by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

   PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

   THE WARRANTS OF THE FUND - On December 31, 1997, there were outstanding 38,193 option warrants, unlimited in time, to purchase shares of the fund. As originally issued in 1933 in exchange for shares of a predecessor trust, each warrant permitted the purchase of one share of the fund at $115 per share. By reason of adjustments for stock dividends and stock splits, each outstanding warrant now represents an option to purchase approximately 21.940 shares at approximately $5.242 per share, and, if all warrants were exercised, approximately 837,954 shares would be issued. Whenever the offering price of the fund's shares exceeds the price at which shares may be purchased by the exercise of warrants, the holders of such warrants may, by exercising their options, purchase shares at a price lower than the offering price of shares. No warrants are currently owned by officers or Directors of the fund.

The financial statements, including the investment portfolio and the report of Independent Auditors, contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

   DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- DECEMBER 31, 1997

Net asset value and redemption price per share

  (Net assets divided by shares outstanding)                 $28.25



Maximum offering price per share

  (100/94.25 of net asset value per share, which takes into

  account the fund's current maximum sales charge)           $29.97



                               INVESTMENT RESULTS

   The fund's yield is 1.84% based on a 30-day (or one month) period ended December 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

   The fund's one year total return and average annual total returns for the five- and ten-year periods ending on December 31, 1997 were 22.34%, 16.35% and 15.60%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for the one-, five-, ten-year and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the company will provide lifetime average total return figures.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the company may, from time to time, refer to results published in various newspapers or periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may from time to time compare its investment results with the following:

 (1) Average of Savings Institution deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

The fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old.
In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of the 133 periods.

Note that past results are not an indication of future investment results. Also, the company has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objectives and policies.

 The investment results set forth below were calculated as described in the fund's prospectus.


                         ICA VS. VARIOUS UNMANAGED INDICES

10-Year           ICA           DJIA/1/        S&P 500/2/           Average
Periods                                                             Savings
1/1 -12/31                                                          Account/3/



1988 - 1997       +326%         +452%          +424%                +55%

1987 - 1996       +246          +366           +314                 +57

1986 - 1995       +253          +360           +299                 +62

1985 - 1994       + 261         +349           +282                 +69

1984 - 1993       + 284         +333           +301                 +81

1983 - 1992       + 314         +367           +346                 +92

1982 - 1991       + 417         +452           +404                 +105

1981 - 1990       + 312         +328           +267                 +116

1980 - 1989       + 396         +426           +402                 +121

1979 - 1988       + 357         +340           +352                 +122

1978 - 1987       + 362         +289           +313                 +124

1977 - 1986       + 327         +221           +264                 +125

1976 - 1985       + 355         +211           +281                 +123

1975 - 1984       + 362         +237           +297                 +119

1974 - 1983       + 255         +154           +175                 +113

1973 - 1982       + 146         +75            +91                  +106

1972 - 1981       + 113         +63            +87                  +95

1971 - 1980       + 147         +86            +125                 +85

1970 - 1979       + 109         +66            +77                  +79

1969 - 1978       + 57          +32            +36                  +75

1968 - 1977       + 60          +39            +42                  +72

1967 - 1976       + 111         +90            +90                  +69

1966 - 1975       +  65         +30            +38                  +67

1965 - 1974       +  55         +3             +13                  +63

1964 - 1973       + 119         +60            +79                  +60

1963 - 1972       + 223         +123           +158                 +57

1962 - 1971       + 142         +74            + 98                 +55

1961 - 1970       + 155         +94            +119                 +52

1960 - 1969       + 160         +67            +112                 +50



/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


             THE BENEFITS OF SYSTEMATIC INVESTING IN ICA..........


An initial investment of $1,000 in ICA on January 1 would have grown to these amounts over the past 10, 20, 30, and 40 years:

10 years                 20 years                    30 years                  40 years
(1/1/88 - 12/31/97)      (1/1/78 - 12/31/97)         (1/1/68 - 12/31/97)       (1/1/58 -12/31/97)
$ 4,262                  $ 20,912                    $ 35,474                  $ 154,586






$1,000 invested in ICA followed by annual $500 investments (all investments made on

January 1) would have grown to these amounts over the past 10, 20, 30, 40 years:


10 years                 20 years                    30 years                  40 years
(1/1/88 - 12/31/97)      (1/1/78 - 12/31/97)         (1/1/68 - 12/31/97)       (1/1/58 - 12/31/97)
$ 14,496                 $ 79,837                    $ 236,015                 $705,776





$2,000 invested in ICA on January 1 of each year would have grown to these amounts over the past 5, 10, 20 and 30 years:

5  years                 10 years                    20 years                  30 years
(1/1/93 - 12/31/97)      (1/1/88 - 12/31/97)         (1/1/78 - 12/31/97)       (1/1/68 - 12/31/97)
$ 17,267                 $ 49,460                    $ 278,351                 $ 875,891



    SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...

If you had invested             Periods                 ... and taken all
$10,000 in ICA                  1/1-12/31               distributions in
this many years ago...                                  shares,
Number                                                  your investment
of Years                                                would have been
                                                        worth this
                                                        much at December 31,
                                                        1997
                                                        Value



1                               1997                    $12,233

2                               1996 - 1997              14,600

3                               1995 - 1997             19,071

4                               1994 -1997              19,105

5                               1993 -1997              21,324

6                               1992 -1997              22,808

7                               1991 -1997              28,859

8                               1990 -1997              29,063

9                               1989 -1997              37,609

10                              1988 -1997              42,624

11                              1987 -1997              44,959

12                              1986 -1997              54,729

13                              1985 -1997              72,989

14                              1984 -1997              77,830

15                              1983 -1997              93,563

16                              1982 -1997              125,103

17                              1981 -1997              126,226

18                              1980 -1997              153,023

19                              1979 -1997              182,432

20                              1978 -1997              209,123

21                              1977 -1997              203,753

22                              1976 -1997              264,049

23                              1975 -1997              357,761

24                              1974 -1997              293,452

25                              1973 -1997              244,138

26                              1972 -1997              282,831

27                              1971 -1997              331,027

28                              1970 -1997              339,494

29                              1969 -1997              303,321

30                              1968 -1997              354,761



   Results of a $10,000 investment in ICA/a/ with capital gain distributions taken in shares
(For the lifetime of the company January 1, 1934 through December 31, 1997)

                            TOTAL VALUE ASSUMING                          CAPITAL VALUE ASSUMING
                            DIVIDENDS REINVESTED                          DIVIDENDS IN CASH

Year                        Dividends                 Value of            Dividends          Value of
Ended                       Reinvested                Investment          Taken in           Investment
12/31                       During Year               at Year-End         Cash               at Year-End



1934                        ---                       $11,822             ---                $11,822

1935                        ---                       21,643              ---                21,643

1936                        $398                      31,560              $398               31,042

1937                        1,006                     19,424              976                18,339

1938                        181                       24,776              170                23,174

1939                        536                       24,986              498                22,860

1940                        891                       24,384              806                21,460

1941                        1,262                     22,590              1,089              18,816

1942                        1,186                     26,376              969                20,893

1943                        1,101                     35,019              861                26,861

1944                        1,242                     43,193              942                32,130

1945                        1,191                     59,091              878                42,948

1946                        1,775                     57,692              1,277              40,686

1947                        2,409                     58,217              1,672              39,332

1948                        2,685                     58,430              1,785              37,714

1949                        2,661                     63,941              1,689              39,436

1950                        3,152                     76,618              1,911              45,185

1951                        3,391                     90,274              1,970              51,159

1952                        3,535                     101,293             1,974              55,305

1953                        3,927                     101,747             2,113              53,362

1954                        4,104                     158,859             2,127              80,780

1955                        5,124                     199,215             2,579              98,530

1956                        5,608                     220,648             2,748              106,303

1957                        6,228                     194,432             2,969              90,911

1958                        6,546                     281,479             3,028              128,040

1959                        7,013                     321,419             3,161              142,882

1960                        8,139                     335,998             3,582              145,597

1961                        8,383                     413,552             3,603              175,370

1962                        9,122                     358,800             3,831              148,178

1963                        9,620                     440,900             3,936              177,833

1964                        10,708                    512,591             4,285              202,346

1965                        12,112                     650,689            4,742              251,553

1966                        15,516                    657,093             5,946              248,034

1967                        18,359                    846,941             6,869              312,473

1968                        22,628                    990,640             8,270              356,572

1969                        25,318                    884,824             9,024              309,611

1970                        27,305                    908,018             9,438              307,421

1971                        28,565                    1,062,651           9,569              349,727

1972                        29,917                    1,231,087           9,750              394,701

1973                        33,353                    1,024,067           10,569             317,911


                 Results of a $10,000 investment in ICA (cont.)

                       TOTAL VALUE ASSUMING                        CAPITAL VALUE ASSUMING
                       DIVIDENDS REINVESTED                         DIVIDENDS IN CASH

Year                   Dividends        Value of             Dividends                Value of
Ended                  Reinvested       Investment           Taken in                 Investment
12/31                  During Year      at Year-End          Cash                     at Year-End



1974                   52,187           840,310              15,908                   245,526

1975                   49,800           1,137,660            14,318                   317,655

1976                   46,441           1,474,369            12,804                   398,099

1977                   49,838           1,436,402            13,279                   374,307

1978                   55,969           1,647,483            14,386                   414,421

1979                   69,960           1,963,310            17,347                   475,669

1980                    91,302          2,380,187            21,746                   552,242

1981                   115,901          2,401,091            26,420                   530,864

1982                   146,105          3,211,997            31,589                   670,590

1983                   147,156          3,859,712            30,264                   774,518

1984                   160,449          4,117,187            31,680                   791,971

1985                   174,890          5,491,890            33,152                   1,017,904

1986                   203,830          6,685,657            37,328                   1,200,518

1987                   267,489          7,049,178            47,452                   1,220,928

1988                   318,747          7,989,285             54,382                  1,327,375

1989                   370,835          10,338,589           60,741                   1,652,751

1990                   406,318          10,409,027           64,056                   1,598,821

1991                   320,422          13,171,892           48,721                   1,969,876

1992                   357,779          14,092,236           52,965                   2,052,162

1993                   374,395          15,729,365           54,005                   2,234,153

1994                   407,211          15,753,834           57,286                   2,180,610

1995                   450,124          20,578,696           61,704                   2,779,658

1996                   480,065          24,560,540           64,313                   3,247,852

1997                   510,312          31,881,108/b/        67,021                   4,142,648/c/



/a/ Results reflect payment of a sales charge of 5.75% on the $10,000
investment.  Thus, the net amount invested was $9,425.  There    is no sales
charge on dividends reinvested or capital gain distributions taken in shares. Results do not take into account income and capital gain taxes.

   /b/ The total "cost" of this investment ($10,000 plus $5,953,722 in reinvested dividends) was $5,963,722. Total value includes reinvested dividends and capital gain distributions totaling $10,208,147 taken in shares in the years 1936-1997.

   /c/ Capital Value includes capital gain distributions taken in shares (total $1,711,157) but does not include the amount of dividends received in cash ($1,064,871).


INVESTMENT PORTFOLIO - December 31, 1997
------------------------------------------    ----------
                                              Percent of
Largest Investment Categories                 Net Assets
------------------------------------------    ----------
Services                                           19.54%
Finance                                            18.52
Consumer Goods                                     17.02
------------------------------------------    ----------

                                              Percent of
Largest Individual Holdings                   Net Assets
------------------------------------------    ----------
Philip Morris                                       3.36%
Fannie Mae                                          3.02
Time Warner                                         1.93
Pfizer                                              1.80
AT&T                                                1.70
Royal Dutch Petroleum                               1.69
DuPont                                              1.37
BankAmerica                                         1.36
Freddie Mac                                         1.33
Warner-Lambert                                      1.32

------------------------------------------    ----------

                                              Percent of
Largest Industry Holdings                     Net Assets
------------------------------------------    ----------
Banking                                             9.56%
Health & Personal Care                              7.35
Energy Sources                                      7.24
Telecommunications                                  6.94
Financial Services                                  5.47




THE INVESTMENT COMPANY OF AMERICA
INVESTMENT PORTFOLIO, December 31, 1997
------------------------------------------


Equity Securities                                                    Market     Percent
------------------------------------------            Number of       Value      of Net
Energy                                                   Shares  (millions)      Assets
------------------------------------------           ---------------------- -----------
Energy Sources-7.24%
Amoco Corp.                                           2,300,000  $  195.788         .49
Atlantic Richfield Co.                                2,350,000     188.294         .47
British Petroleum Co. PLC (American Depositary
 Receipts)                                            1,052,714      83.888         .21
Broken Hill Proprietary Co. Ltd.                      3,857,507      35.796         .09
Chevron Corp.                                         3,450,000     265.650         .67
Elf Aquitaine (American Depositary Receipts)          3,000,000     175.875         .44
Exxon Corp.                                             800,000      48.950         .12
Kerr-McGee Corp.                                        860,800      54.487         .14
Mobil Corp.                                           1,500,000     108.281         .27
Murphy Oil Corp.                                      2,175,000     117.858         .30
Pennzoil Co.                                            500,000      33.406         .08
Phillips Petroleum Co.                                3,800,000     184.775         .47
Royal Dutch Petroleum Co.
 (New York Registered Shares)                        12,400,000     671.925        1.69
Texaco Inc.                                           3,600,000     195.750         .49
TOTAL, Class B                                        1,359,340     148.123
TOTAL, Class B (American Depositary Receipts)         2,033,520     112.860         .66
Union Pacific Resources Group, Inc.                   2,100,000      50.925         .13
Unocal Corp.                                          2,200,000      85.387         .22
USX-Marathon Group                                    3,500,000     118.125         .30

Utilities: Electric & Gas-1.03%
American Electric Power Co., Inc.                     1,100,000      56.788         .14
Duke Energy Corp.                                     1,125,000      62.297         .16
Florida Progress Corp.                                  400,000      15.700         .04
GPU, Inc.                                             1,500,000      63.188         .16
Long Island Lighting Co.                              4,100,000     123.513         .31
Southern Co.                                          2,500,000      64.688         .16
Union Electric Co.                                      550,000      23.787         .06

                                                                  ---------   ---------
                                                                  3,286.104        8.27
                                                                  ---------   ---------
------------------------------------------
Materials
------------------------------------------
Chemicals-2.71%
Air Products and Chemicals, Inc.                      1,935,000     159.154         .40
E.I. du Pont de Nemours and Co.                       9,030,000     542.364        1.37
Eastman Chemical Co.                                    400,000      23.825         .06
Hoechst AG                                              350,000      12.267         .03
Imperial Chemical Industries PLC
 (American Depositary Receipts)                       1,600,000     103.900         .26
Monsanto Co.                                          5,613,100     235.750         .59

Forest Products & Paper-2.76%
Champion International Corp.                          1,950,000      88.359         .22
Fort James Corp.                                      4,700,000     179.775         .45
Georgia-Pacific Corp., Georgia-Pacific Group          4,400,000     267.300
Georgia-Pacific Corp., Timber Group (1)               4,400,000      99.825         .92
International Paper Co.                               1,500,000      64.688         .16
Louisiana-Pacific Corp.                               2,900,000      55.100         .14
Union Camp Corp.                                      1,530,000      82.142         .21
Weyerhaeuser Co.                                         5300000    260.031         .66

Metals: Nonferrous-1.02%
Aluminum Co. of America                               3,000,000     211.125         .53
Freeport-McMoRan Copper & Gold Inc., Class B          1,200,000      18.900         .05
Inco Ltd.                                             2,300,000      39.100         .10
Phelps Dodge Corp.                                    1,496,300      93.145         .24
WMC Ltd.                                             11,500,000      40.065         .10

Metals: Steel-0.12%
USX-U.S. Steel Group                                  1,500,000      46.875         .12

                                                                  ---------      ------
                                                                  2,623.690        6.61
                                                                  ---------      ------
------------------------------------------
Capital Equipment
------------------------------------------
Aerospace & Military Technology-1.36%
Boeing Co.                                            2,420,000     118.429         .30
General Motors Corp., Class H                         2,953,600     109.099         .28
Raytheon Co., Class A                                 2,310,305     113.927
Raytheon Co., Class B                                 1,700,000      85.850         .50
Sundstrand Corp.                                      1,212,600      61.084         .15
United Technologies Corp.                               720,000      52.425         .13

Data Processing & Reproduction-3.50%
Cisco Systems, Inc. (1)                               1,800,000     100.350         .25
Computer Associates International, Inc.               2,295,000     121.348         .31
Digital Equipment Corp. (1)                           1,500,000      55.500         .14
Fujitsu Ltd.                                          5,654,000      60.647         .15
Hewlett-Packard Co.                                   2,750,000     171.875         .43
International Business Machines Corp.                 3,884,600     406.183        1.03
Oracle Corp. (1)                                     12,793,750     285.461         .72
3Com Corp. (1)                                        2,600,000      90.838         .23
Xerox Corp.                                           1,300,000      95.956         .24

Electrical & Electronic-0.54%
Emerson Electric Co.                                  1,000,000      56.438         .14
Lucent Technologies Inc.                                983,000      78.517         .20
Siemens AG                                            1,350,000      79.986         .20

Electronic Components-1.86%
AMP Inc.                                                600,000      25.200         .06
Intel Corp.                                           3,650,000     256.413         .65
Micron Technology, Inc. (1)                           7,400,000     192.400         .48
Texas Instruments Inc.                                5,940,000     267.300         .67

Energy Equipment-2.07%
Dresser Industries, Inc.                              1,100,000      46.131         .12
Halliburton Co.                                       2,000,000     103.875         .26
Schlumberger Ltd.                                     6,400,000     515.200        1.30
Western Atlas Inc. (1)                                2,100,000     155.400         .39

Industrial Components-0.53%
Dana Corp.                                            1,821,500      86.521         .22
Genuine Parts Co.                                       750,000      25.453         .06
Goodyear Tire & Rubber Co.                              650,000      41.356         .10
Rockwell International Corp.                          1,100,000      57.475         .15

Machinery & Engineering-2.70%
Caterpillar Inc.                                      8,910,000     432.692        1.09
Cummins Engine Co., Inc. (2)                          1,041,800      61.531
Cummins Engine Co., Inc. (2,3)                          958,200      56.594         .30
Deere & Co.                                           5,550,000     323.634         .81
Ingersoll-Rand Co.                                    2,400,000      97.200         .24
Parker Hannifin Corp.                                 2,210,000     101.384         .26
                                                                  ---------      ------
                                                                  4,989.672       12.56
                                                                  ---------      ------
------------------------------------------
Consumer Goods
------------------------------------------

Appliances & Household Durables-0.22%
Newell Co.                                            2,106,600      89.530         .22

Automobiles-2.12%
Chrysler Corp.                                        8,300,000     292.056         .74
Ford Motor Co., Class A                               3,700,000     180.144         .45
General Motors Corp.                                  2,800,000     169.750         .43
Honda Motor Co., Ltd.                                   843,000      30.938
Honda Motor Co., Ltd.
 (American Depositary Receipts)                       2,270,000     167.696         .50

Beverages & Tobacco-5.04%
Anheuser-Busch Companies, Inc.                        1,563,000      68.772         .17
PepsiCo, Inc.                                         3,700,000     134.819         .34
Philip Morris Companies Inc.                         29,400,000   1,332.188        3.36
RJR Nabisco Holdings Corp.                            9,100,000     341.250         .86
Seagram Co. Ltd.                                      3,800,000     122.787         .31

Food & Household Products-2.05%
Archer Daniels Midland Co.                            3,150,000      68.316         .17
Bestfoods (formerly CPC International Inc.)           1,441,100     155.278         .39
General Mills, Inc.                                   2,350,000     168.319         .43
Kellogg Co.                                           2,066,600     102.555         .26
Nestle SA                                                90,000     134.763         .34
Procter & Gamble Co.                                    900,000      71.831         .18
Unilever NV (New York Registered Shares)              1,800,000     112.387         .28

Health & Personal Care-7.35%
Abbott Laboratories                                   1,500,000      98.344         .25
Avon Products, Inc.                                   1,740,000     106.792         .27
Bristol-Myers Squibb Co.                              1,600,000     151.400         .38
Gillette Co.                                            600,000      60.262         .15
Johnson & Johnson                                       900,000      59.288         .15
Eli Lilly and Co.                                     5,152,600     358.750         .91
Merck & Co., Inc.                                     3,000,000     318.750         .80
Pharmacia & Upjohn, Inc.                              3,247,500     118.940         .30
Pfizer Inc                                            9,600,000     715.800        1.80
Schering-Plough Corp.                                 3,767,600     234.062         .59
SmithKline Beecham PLC
 (American Depositary Receipts)                       1,000,000      51.438         .13
Warner-Lambert Co.                                    4,223,500     523.714        1.32
Zeneca Group PLC                                      3,280,400     116.889
Zeneca Group PLC (American Depositary Receipts)          33,000       3.564         .30

Recreation & Other Consumer Products-0.24%
Eastman Kodak Co.                                     1,100,000      66.894         .17
Mattel, Inc.                                            800,000      29.800         .07


                                                                  ---------      ------
                                                                  6,758.066       17.02
                                                                  ---------      ------
------------------------------------------
Services
------------------------------------------
Broadcasting & Publishing-5.01%
Dow Jones & Co., Inc.                                 1,469,800      78.910         .20
Houston Industries Inc., 7.00% ACES convertible prefe   500,000      28.531         .07
New York Times Co., Class A                           2,200,000     145.475         .36
Tele-Communications, Inc., Series A,
 Liberty Media Group (1)                              8,278,125     300.082         .76
Tele-Communications, Inc., Series A,
 TCI Group (1)                                        9,300,000     259.819         .65
Time Warner Inc.                                     12,350,000     765.700        1.93
Tribune Co.                                             140,000       8.715         .02
Viacom Inc., Class B (1)                              9,750,000     404.015        1.02

Business & Public Services-2.37%
Browning-Ferris Industries, Inc.                        700,000      25.900         .06
Cendant Corp. (1)                                     3,096,766     106.451         .27
Columbia/HCA Healthcare Corp.                         7,100,000     210.338         .53
Electronic Data Systems Corp.                         1,915,000      84.140         .21
Federal Express Corp. (1)                             1,435,000      87.625         .22
Humana Inc. (1)                                       1,900,000      39.425         .10
Interpublic Group of Companies, Inc.                  2,619,750     130.496         .33
United HealthCare Corp.                               1,000,000      49.688         .13
Waste Management, Inc.                                7,554,233     207.741         .52

Leisure & Tourism-1.34%
Walt Disney Co.                                       4,300,000     425.969        1.07
McDonald's Corp.                                      2,200,000     105.050         .27

Merchandising-2.97%
AutoZone, Inc. (1)                                    2,640,000      76.560         .19
Dillard's Inc.                                        1,900,000      66.975         .17
Limited Inc.                                          8,881,500     226.478         .57
Lowe's Companies, Inc.                                3,500,000     166.906         .42
May Department Stores Co.                             1,800,000      94.838         .24
J.C. Penney Co., Inc.                                 1,900,000     114.594         .29
Wal-Mart Stores, Inc.                                 8,400,000     331.275         .83
Woolworth Corp. (1)                                   5,000,000     101.875         .26

Telecommunications-6.94%
AirTouch Communications (1)                           5,560,600     231.112         .58
Ameritech Corp.                                       4,647,300     374.108         .94
AT&T Corp.                                           11,035,000     675.894        1.70
MCI Communications Corp.                              5,975,000     255.805         .65
SBC Communications Inc.                               1,000,000      73.250         .18
Sprint Corp.                                          4,537,800     266.029         .67
Tele-Communications, Inc., Series A,
 TCI Ventures Group (1)                               5,931,600     167.938         .42
Telefonica de Espana, SA
 (American Depositary Receipts)                       1,900,000     173.019         .44
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts)                       3,057,400     171.405         .43
U S WEST Communications Group                         5,200,000     234.650         .59
Vodafone Group PLC (American Depositary Receipts)     1,848,000     133.980         .34

Transportation: Airlines-0.55%
AMR Corp. (1)                                         1,250,000     160.625         .41
Delta Air Lines, Inc.                                   471,050      56.055         .14

Transportation: Rail & Road-0.36%
Union Pacific Corp.                                   2,275,000     142.045         .36

                                                                  ---------      ------
                                                                  7,759.486       19.54
                                                                  ---------      ------
------------------------------------------
Finance
------------------------------------------
Banking-9.56%
H.F. Ahmanson & Co.                                   2,400,000     160.650         .40
Banc One Corp.                                        3,200,000     173.800         .44
Bank of New York Co., Inc.                            2,800,000     161.875         .41
BankAmerica Corp.                                     7,400,000     540.200        1.36
Bankers Trust New York Corp.                          1,077,400     121.140         .31
Chase Manhattan Corp.                                 3,500,000     383.250         .96
Citicorp                                                500,000      63.219         .16
Comerica Inc.                                         1,450,000     130.863         .33
CoreStates Financial Corp                             2,750,000     220.172         .55
First Chicago NBD Corp.                               1,850,000     154.475         .39
First Union Corp.                                       700,000      35.875         .09
Fleet Financial Group, Inc.                           1,073,900      80.475         .20
KeyCorp                                               2,750,000     194.734         .49
J.P. Morgan & Co. Inc.                                2,400,000     270.900         .68
National City Corp.                                   1,500,000      98.625         .25
Norwest Corp.                                         3,860,900     149.127         .38
PNC Bank Corp.                                        1,950,000     111.272         .28
Toronto-Dominion Bank                                 4,780,000     179.772         .45
U.S. Bancorp                                            943,750     105.641         .27
Wachovia Corp.                                          900,000      73.013         .18
Washington Mutual, Inc.                               6,097,900     389.122         .98

Financial Services-5.47%
Fannie Mae (formerly Federal National Mortgage Assn.)21,000,000   1,198.312        3.02
Freddie Mac (formerly Federal Home Loan Mortgage Corp12,621,600     529.318        1.33
Household International, Inc.                         1,200,000     153.075         .38
SLM Holding Corp. (formerly Student Loan Marketing
 Assn.)                                               2,102,000     292.441         .74

Insurance-3.49%
Aetna Inc.                                            2,100,000     148.181         .37
Allstate Corp.                                        2,313,000     210.194         .53
American General Corp.                                1,710,000      92.447         .23
American International Group, Inc.                    2,733,750     297.295         .75
CIGNA Corp.                                             200,000      34.613         .09
General Re Corp.                                      1,217,800     258.174         .65
Lincoln National Corp.                                1,050,000      82.031         .21
SAFECO Corp.                                          1,600,000      78.000         .20
St. Paul Companies, Inc.                              2,240,000     183.820         .46
                                                                  ---------      ------
                                                                  7,356.101       18.52
                                                                  ---------      ------
------------------------------------------
Other
------------------------------------------
Multi-Industry-0.89%
AlliedSignal Inc.                                     2,600,000     101.237         .26
Canadian Pacific Ltd.                                 2,100,000      57.225         .14
Minnesota Mining and Manufacturing Co.                  120,000       9.847         .02
Tenneco Inc.                                          2,032,900      80.300         .20
Textron Inc.                                          1,700,000     106.250         .27

Gold Mines -0.52%
Barrick Gold Corp.                                    3,300,000      61.463         .16
Newmont Mining Corp.                                  2,750,000      80.781         .20
Placer Dome Inc.                                      5,000,000      63.437         .16


Miscellaneous-1.45%
Equity securities in initial period of                                     0
 acquisition                                                        575.710        1.45
                                                                  ---------      ------
                                                                  1,136.250        2.86
                                                                  ---------      ------

Total Equity Securities (cost: $18,583.229
 million)                                                        33,909.369        85.38
                                                                  ---------      ------



                                                      Principal
------------------------------------------               Amount
Bonds & Notes                                        (millions)
------------------------------------------            ---------


U.S. Treasuries-2.55%
5.875% July 1999                                       $250.000     250.703         .63
6.00% August 1999                                       250.000     251.210         .63
5.625% October 1999                                     250.000     249.765         .63
5.875% November 1999                                    250.000     250.897         .63
11.625% November 2004                                    10.000      13.273         .03
                                                                  ---------      ------
Total Bonds & Notes (cost: $1,009.132 million)                    1,015.848        2.55
                                                                  ---------      ------
Total Investment Securities (cost: $19,592.361
 million)                                                        34,925.217       87.93
                                                                  ---------      ------
------------------------------------------
Short-Term Securities
------------------------------------------
U.S. Treasuries and Other Federal Agencies-6.62%
Treasury Notes 4.75%-8.875% due 8/31-12/31/98           875.000     873.021        2.20
Treasury Bills 5.105%-5.25% due 1/22-4/16/98            533.800     529.643        1.33
Fannie Mae 5.39%-5.63% due 1/13-3/27/98                 443.925     440.105        1.11
Federal Home Loan Banks 5.40%-5.65%
 due 1/7-3/25/98                                        374.060     371.357         .94
Freddie Mac 5.44%-5.66% due 2/10-3/6/98                 261.092     258.874         .65
International Bank for Reconconstruction and Development
 5.62%-5.70% due 1/15-2/26/98                           155.700     154.610         .39


Corporate Short-Term Notes-5.11%
American Express Credit Corp. 5.82%-5.85%
 due 1/2-1/6/98                                          50.000      49.971         .13
Ameritech Corp. 5.57%-5.83%
 due 1/27-2/4/98                                         67.200      66.892         .17
Amoco Co. 5.51%-5.52%
 due 2/19-2/23/98                                        75.000      74.387         .19
AT&T Corp. 5.52%-5.64%
 due 2/2-2/17/98                                         80.100      79.582         .20
Bell Atlantic Financial Services, Inc. 5.75%-6.05%
 due 1/8-1/26/98                                        121.000     120.693         .30
Campbell Soup Co. 5.50%-5.52%
 due 1/20-1/28/98                                        75.000      74.706         .19
Coca-Cola Co. 5.49%-5.68%
 due 1/12-3/24/98                                       109.200     108.553         .27
Walt Disney Co. 5.48%-5.50%
 due 1/6-2/9/98                                          83.600      83.264         .21
E.I. du Pont De Nemours and Co. 5.51%-5.67%
 due 2/10-3/5/98                                         92.400      91.629         .23
Duke Energy Corp. 5.68%-5.71%
 due 1/15-2/6/98                                         73.095      72.781         .18
Ford Motor Credit Co. 5.51%-5.71% due 1/9-3/23/98       136.900     135.671         .34
Gannett Co., Inc. 5.55% due 1/9-1/20/98 (3)             102.300     102.096         .26
General Electric Capital Corp. 5.55%-5.62%
 due 1/15-2/18/98                                       156.100     155.425         .39
H.J. Heinz Co. 5.58%-5.78%
 due 1/9-2/26/98                                        111.400     110.886         .28
IBM Credit Corp. 5.48%-5.69% due 1/7-2/2/98             111.250     110.996         .28
Lucent Technologies Inc. 5.71%-6.15%
 due 1/5-2/6/98                                          68.300      67.990         .17
Minnesota Mining and Manufacturing Co. 5.52%-5.67%
 due 1/20-3/19/98                                        72.000      71.559         .18
Monsanto Co. 5.52%-5.68%
 due 1/6-2/27/98 (3)                                     93.400      93.136         .23
J.C. Penney Funding Corp. 5.55%-5.72%
 due 1/16-3/17/98 (3)                                   116.000     115.191         .29
Procter & Gamble Co. 5.47%-5.75%
 due 1/14-3/2/98                                        130.700     129.942         .33
SBC Communications Inc. 5.54%-5.74%
 due 1/5-2/19/98 (3)                                    115.000     114.498         .29

Total Short-Term Securities
 (cost: $4,659.585 million)                                       4,657.458       11.73
Excess of cash and receivables over payables                        134.998         .34
                                                                  ---------      ------
Total Short-Term Securities, Cash and Receivables,
 Net of Payables                                                  4,792.456       12.07
                                                                -----------   ---------

Net Assets                                                      $39,717.673      100.00%
                                                                ============  =========


(1) Non-income-producing securities.
(2) The fund owns 5.24% of the outstanding voting securities of Cummins Engine Co., which represents investment in an affiliate as defined in the Investment
 Company Act of 1940.
(3) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.


COMPANIES WHOSE EQUITY SECURITIES WERE
ADDED TO OR ELIMINATED FROM THE PORTFOLIO

------------------------------------------
Companies appearing in the portfolio
 since June 30, 1997
------------------------------------------
AMP
Cendant
Dillard's
Dow Jones
Emerson Electric
Fort James
Fujitsu
Genuine Parts
Kerr-McGee
Lowe's
Micron Technology
Newell
Woolworth
Zeneca Group


------------------------------------------
Companies eliminated from the portfolio
 since June 30, 1997
------------------------------------------
Alcan Aluminium
American Home Products
Baker Hughes
ConAgra
El Paso Natural Gas
First Data
General Electric
Kimberly-Clark
Mannesmann
Tandem Computers
Toyota Motor
U S West Media Group
Wells Fargo



See Notes to Financial Statements

The Investment Company of America
------------------------------------------------------------------
Statement of Assets and Liabilities                   (dollars in
at December 31, 1997                                    millions)
------------------------------------------------------------------
Assets:
Investment securities at market
 (cost: $19,592.361)                                  $34,925.217
Short-term securities at market
 (cost: $4,659.585)                                     4,657.458
Cash                                                        9.098
Receivables for-
 Sales of investments                        $78.655
 Sales of fund's shares                       41.047
 Dividends and accrued interest               82.064      201.766
                                        --------------------------
                                                       39,793.539
Liabilities:
Payables for-
 Purchases of investments                     37.248
 Repurchases of fund's shares                 23.477
 Management services                           8.230
 Accrued expenses                              6.911       75.866
                                        --------------------------
Net Assets at December 31, 1997-
 Equivalent to $28.25 per share on
 1,405,903,965 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                 $39,717.673
                                                     =============


Statement of Operations                               (dollars in
for the year ended December 31, 1997                    millions)
------------------------------------------------------------------
Investment Income:
Income:
 Dividends                                  $600.461
 Interest                                    279.098  $   879.559
                                        -------------
Expenses:
 Management services fee                      90.386
 Distribution expenses                        79.761
 Transfer agent fee                           20.141
 Reports to shareholders                       2.443
 Registration statement and
  prospectus                                   1.027
 Postage, stationery and supplies              5.590
 Directors' fees                                .494
 Auditing and legal fees                        .103
 Custodian fee                                  .792
 Taxes other than federal income tax            .367
 Other expenses                                 .295      201.399
                                        --------------------------
 Net investment income                                    678.160
                                                     -------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                      3,800.223
 Net increase in unrealized
  appreciation on investments                           4,685.662
                                                     -------------
  Net realized gain and increase in
   unrealized appreciation on investments               8,485.885
                                                     -------------
Net Increase in Net Assets Resulting
 from Operations                                      $ 9,164.045
                                                     =============



------------------------------------------------------------------
                                                      (dollars in
                                                        millions)

                                          Year ended   Year ended
Statement of Changes in Net Assets              1997         1996
------------------------------------------------------------------
Operations:
Net investment income                    $   678.160  $   611.069
Net realized gain on investments           3,800.223    1,256.875
Net increase in unrealized
 appreciation on investments               4,685.662    3,151.153
                                        --------------------------
 Net increase in net assets
  resulting from operations                9,164.045    5,019.097
                                        --------------------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income        (639.699)    (606.665)
Distributions from net realized
 gain on investments                      (3,345.342)  (1,256.817)
                                        --------------------------
 Total dividends and distributions        (3,985.041)  (1,863.482)
                                        --------------------------
Capital Share Transactions:
Proceeds from shares sold: 142,732,538
 and 154,894,329 shares, respectively      3,966.602    3,568.101
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 132,253,234 and 70,957,086
 shares, respectively                      3,660.294    1,707.735
Cost of shares repurchased: 143,511,101
 and 139,431,152 shares, respectively     (3,963.699)  (3,234.297)
                                        --------------------------
 Net increase in net assets resulting from
  capital share transactions               3,663.197    2,041.539
                                        --------------------------
Total Increase in Net Assets               8,842.201    5,197.154

Net Assets:
Beginning of year                         30,875.472   25,678.318
                                        --------------------------
End of year (including undistributed
 net investment income: $320.290
 and $281.829, respectively)             $39,717.673  $30,875.472
                                        ==========================





See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Investment Company of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of December 31, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $15,340,051,000, of which $15,789,687,000 related to appreciated securities and $449,636,000 related to depreciated securities. During the year ended December 31, 1997, the fund realized, on a tax basis, a net capital gain of $3,800,719,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $496,000 were treated as adjustments to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $24,242,624,000 at December 31, 1997.

3. The fee of $90,386,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1997, distribution expenses under the Plan were $79,761,000. As of December 31, 1997, accrued and unpaid distribution expenses were $6,236,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $20,141,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $16,839,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1997, aggregate amounts deferred and earnings thereon were $566,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. Option warrants are outstanding, which may be exercised at any time for the purchase of 837,954 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1997, the net assets of the fund would have been $39,722,066,000; the shares outstanding would have been 1,406,742,000; and the net asset value would have been equivalent to $28.24 per share. During the year ended December 31, 1997, 15 warrants were exercised for the purchase of 329 shares.

5. As of December 31, 1997, accumulated undistributed net realized gain on investments and currency transactions was $455,005,000 and additional paid-in capital was $22,205,782,000. To conform to its tax reporting, the fund reclassified $96,000 to undistributed net realized gains from additional paid-in capital for the year ended December 31, 1997.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $8,417,084,000 and $10,245,056,000, respectively, during the year ended December 31, 1997.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $792,000 includes $97,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1997, such non-U.S. taxes were $9,556,000. Net realized currency losses on dividends and withholding taxes reclaimable were $400,000 for the year ended December 31, 1997.



                                                           Year
Per-Share Data and Ratios                                 ended
                                                       December
                                                              31
                                                           1997      1996     1995     1994     1993
                                                        -------   -------  -------  -------  -------
Net Asset Value, Beginning of
 Year                                                    $24.23    $21.61   $17.67   $18.72   $17.89
                                                        -------   -------  -------  -------  -------
 Income from Investment
  Operations:
  Net investment income                                     .51       .49      .52      .51      .54
  Net realized and unrealized
   gain (loss) on investments                              6.61      3.66     4.83     (.48)    1.51
                                                        -------   -------  -------  -------  -------
   Total income from
 investment operations                                     7.12      4.15     5.35      .03     2.05
                                                        -------   -------  -------  -------  -------
 Less Distributions:
  Dividends from net investment
 income                                                    (.50)     (.50)    (.50)    (.48)    (.47)
  Distributions from net
 realized gains                                           (2.60)    (1.03)    (.91)    (.60)    (.75)
                                                        -------   -------  -------  -------  -------
   Total distributions                                    (3.10)    (1.53)   (1.41)   (1.08)   (1.22)
                                                        -------   -------  -------  -------  -------
Net Asset Value, End of Year                             $28.25    $24.23   $21.61   $17.67   $18.72
                                                   ============   =======  =======  =======  =======

 Total return (1)                                        29.81%     19.35%   30.63%     .16%   11.62%


Ratios/Supplemental Data:
  Net assets, end of year (in
 millions)                                               $39,718   $30,875  $25,678  $19,280  $19,005
  Ratio of expenses to average
 net assets                                                 .56%      .59%     .60%     .60%     .59%
  Ratio of net income to average
 net assets                                                1.90%     2.17%    2.70%    2.83%    3.03%
  Average commissions paid
 per share (2)                                          4.87 c    5.79 c   6.16 c   5.11 c   6.20 c
  Portfolio turnover -
 common stocks                                            24.08%    17.46%   20.91%   17.94%   19.57%
  Portfolio turnover -
 investment securities                                    26.02%    19.56%   20.37%   31.08%   17.57%


 (1) Excludes maximum sales charge of 5.75%.
 (2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
 Generally, non-U.S. commissions
 are lower than U.S. commissions when
 expressed as cents per share but
 higher when expressed as a percentage
 of transactions because of the lower
 per-share prices of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Investment Company of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America, Inc. (the "Fund") at December 31, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
January 30, 1998

1997 TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                           Dividends and Distributions per Share

                                                                     From Net               From Net
                                                                     Realized               Realized
To                                                 From Net          Short-                 Long-
Shareholders                                       Investment        Term                   Term
of Record                  Payment Date            Income            Gains                  Gains
March 7, 1997              March 10, 1997          $0.12             -                      -
June 6, 1997               June 9, 1997            0.12              -                      -
September 5, 1997          September 8, 1997       0.12              -                      -
December 19, 1997          December 22, 1997       0.14              $0.057                 $2.543*

*INCLUDES $0.979 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%.


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 71% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                     PART C
                INVESTMENT COMPANY OF AMERICA (THE "FUND")
                              OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a) Included in Prospectus - Part A
    Financial Highlights
     Included in Statement of Additional Information - Part B
   As of December 31, 1997:
    Investment Portfolio  Notes to Financial Statements
    Statement of Assets and Liabilities Per-Share Data and Ratios
    Statement of Operations  Report of Independent Accountants
    Statement of Changes in Net Assets

 (b)  Exhibits:
 1. On file (see SEC files nos. 811-116 and 2-10811)
 2. On file (see SEC files nos. 811-116 and 2-10811)
 3. None.
 4. On file (see SEC files nos. 811-116 and 2-10811)
 5. On file (see SEC files nos. 811-116 and 2-10811)
 6. On file (see SEC files nos. 811-116 and 2-10811)

 7. None.
 8. On file (see SEC files nos. 811-116 and 2-10811)
 9. On file (see SEC files nos. 811-116 and 2-10811)
 10. Not applicable to this filing.
 11. Consent of Independent Accountants
 12. None.
 13. None.
 14. On file (see SEC files nos. 811-116 and 2-10811)
 15. On file (see SEC files nos. 811-116 and 2-10811)
 16. On file (see SEC files nos. 811-116 and 2-10811)
 17. EX-27 Financial data schedule (EDGAR)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of January 31,1998

Title of Class                 Number of Record-Holders



Common Stock                   1,591,789
($1.00 par value)




ITEM 27. INDEMNIFICATION.

  Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  The following are certain provisions of the Delaware Corporation Law applicable to the Registrant:

 Subsection (a) of Section 145 of the Delaware Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

 Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

 Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

    The By-Laws of the Registrant state:

 37A. (a) The corporation shall indemnify its directors and officers, and may indemnify its employees and agents, against any liability or cost arising out of their service to the corporation, to the fullest extent permitted by the law of the State of Delaware, except as set forth in paragraph (b) and except as conditioned by paragraph (c).

           (b) The corporation may not indemnify any of its directors or officers against any liability to the corporation or to its stockholders to which he or she is subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described in Section 17(h) of the Investment Company Act of 1940 ("disabling conduct").

      (c) Indemnification by the corporation of any director or officer against any liability to the corporation or to its stockholders is conditioned on either:

      (1) a final decision on the merits by a court or other body before which a proceeding relating to the liability of that director or officer is brought finding that he or she is not liable by reason of disabling conduct; or

      (2) in the absence of such a decision, a determination, based upon a review of the facts, that the director or officer is not liable by reason of disabling conduct, by either:

      a. the vote of a majority of a quorum of directors, who are neither "interested persons" of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding; or

      b.  independent legal counsel in a written opinion; or

      (3) the dismissal of either a court or an administrative proceeding against the director or officer for insufficiency of evidence of any disabling conduct with which he or she has been charged.

     (d) Under the conditions set forth in paragraph (e), the corporation shall advance funds to its officers and directors, and may advance funds to its employees and agents, to cover expenses, including attorneys' fees, they incur in defending any civil, criminal, administrative or investigative action, suit or proceeding, arising out of their service as directors or officers, to the fullest extent permitted by Delaware law.

     (e) The corporation shall advance funds to cover expenses, including attorneys' fees, incurred by any director or officer in connection with the defense of any proceeding described in paragraph (d) only if an undertaking is provided by or on behalf of the director or officer to repay the advance unless it is ultimately determined using the procedure described in clause (c) (1) or
(c) (2) or (c) (3) that he or she is entitled to indemnification. It shall be a condition to any such advance that either:

      (1) the director or officer shall provide security for his or her undertaking; or

      (2) the corporation shall be insured against losses arising by reason of any unlawful advance; or

      (3) either (aa) a majority of a quorum of the directors, who are neither
"interested    persons" of the corporation as defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the proceeding, or (bb) independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the director or officer will be found entitled to indemnification.

     (f) Provisions in this Section for indemnification of, and advancement of expenses to, officers, directors, employees and agents shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.
 (b)


                   (1)                       (2)                   (3)

      NAME AND PRINCIPAL             POSITIONS AND             POSITIONS AND
       BUSINESS ADDRESS              OFFICES WITH              OFFICES WITH
                                     UNDERWRITER               REGISTRANT



      David A. Abzug                 Regional Vice             None
      27304 Park Vista Road          President
      Van Nuys, CA  91301



      John A. Agar                   Regional Vice             None
      1501 N. University             President
      Drive
      Suite 227A
      Little Rock, AR  72207



      Robert B. Aprison              Vice President            None
      2983 Brynwood Drive
      Madison, WI  53711



S     Richard Armstrong              Assistant Vice            None
                                     President



L     William W. Bagnard             Vice President            None



      Steven L. Barnes               Senior Vice               None
      8000 Town Line Avenue          President
      So.
      Suite 204
      Minneapolis, MN
      55438



B     Carl R. Bauer                  Assistant Vice            None
                                     President



      Michelle A. Bergeron           Vice President            None
      4160 Gateswalk Drive
      Smyrna, GA  30080



      Joseph T. Blair                Senior Vice               None
      27 Drumlin Road                President
      West Simsbury, CT
      06092



      John A. Blanchard              Regional Vice             None
      6421 Aberdeen Road             President
      Mission Hills, KS
      66208

      Ian B. Bodell                  Senior Vice               None
      P.O. Box 1665                  President
      Brentwood, TN 37024-1665



      Mick L. Brethower              Vice President            None
      2320 North Austin
      Avenue
      Georgetown, TX  78626



       C. Alan Brown                 Regional Vice             None
      4129 Laclede Avenue            President
      St. Louis, MO 63108



L     Daniel C. Brown                Senior Vice               None
                                     President



H     J. Peter Burns                 Vice President            None



      Brian C. Casey                 Regional Vice             None
      9508 Cable Drive               President
      Kensington, MD   20895



      Victor C. Cassato              Senior Vice               None
      609 W. Littleton Blvd.         President
      - Suite 310
      Littleton, CO  80120



      Christopher J. Cassin          Senior Vice               None
      111 West Chicago               President
      Avenue
      Suite G3
      Hinsdale, IL  60521



      Denise M. Cassin               Vice President            None
      1301 Stoney Creek
      Drive
      San Ramon, CA  94538



L     Larry P. Clemmensen            Director                  None



L     Kevin G. Clifford              Director and              None
                                     President



      Ruth M. Collier                Vice President            None
      145 W. 67th Street
      #12K
      New York, NY  10023



S     David Coolbaugh                Assistant Vice            None
                                     President



      Thomas E. Cournoyer            Vice President            None
      2333 Granada Blvd.
      Coral Gables, FL
      33134



      Douglas A. Critchell           Senior Vice               None
      4116 Woodbine Street           President
      Chevy Chase, MD  20815



L     Carl D. Cutting                Vice President            None



      Dan J. Delianedis              Regional Vice             None
      8689 Braxton Drive             President
      Eden Prairie, MN
      55347



      Michael A. Dilella             Vice President            None
      P.O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill                Senior Vice               None
      505 East Main Street           President
      Jenks, OK  74037



      Kirk D. Dodge                  Senior Vice               None
      3034 Parkridge Drive           President
      Ann Arbor, MI  48103



      Peter J. Doran                 Senior Vice               None
      1205 Franklin Avenue           President
      Garden City, NY  11530



L     Michael J. Downer              Secretary                 None



      Robert W. Durbin               Vice President            None
      74 Sunny Lane
      Tiffin, OH  44883



I     Lloyd G. Edwards               Senior Vice               None
                                     President



L     Paul H. Fieberg                Senior Vice               None
                                     President



      John R. Fodor                  Vice President            None
      15 Latisquana Road
      Southborough, MA
      01772



L     Mark P. Freeman, Jr.           President, Director       None



      Clyde E. Gardner               Senior Vice               None
      Rt. 2, Box 3162                President
      Osage Beach, MO  65065



B     Evelyn K. Glassford            Vice President            None



      Jeffrey J. Greiner             Vice President            None
      12210 Taylor Road
      Plain City, OH  43064



L     Paul G. Haaga, Jr.             Director                  None



B     Mariellen Hamann               Assistant Vice            None
                                     President



      David E. Harper                Senior Vice               None
      R.D. 1, Box 210, Rte.          President
      519
      Frenchtown, NJ  08825



      Ronald R. Hulsey               Vice President            None
      6744 Avalon
      Dallas, TX  75214



      Robert S. Irish                Regional Vice             None
      1225 Vista Del Mar             President
      Drive
      Delray Beach, FL
      33483



L     Robert L. Johansen             Vice President,           None
                                     Controller

      Michael J. Johnston            Director                  None
      630 Fifth Avenue, 36th
      Floor
      New York, NY  10111



B     Damien M. Jordan               Vice President            None



       V. John Kriss, Jr.            Senior Vice               None
      P.O. Box 274                   President
      Surfside, CA  90743



      Arthur J. Levine               Vice President            None
      12558 Highlands Place
      Fishers, IN  46038



B     Karl A. Lewis                  Assistant Vice            None
                                     President



      T. Blake Liberty               Regional Vice             None
      5506 East Mineral Lane         President
            Littleton, CO 80122



L     Lorin E. Liesy                 Assistant Vice            None
                                     President



L     Susan G. Lindgren              Vice President -          None
                                     Institutional
                                     Investment Services
                                     Division



S     Stella Lopez                   Vice President            None



LW    Robert W. Lovelace             Director                  None



      Stephen A. Malbasa             Vice President            None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel               Senior Vice               None
      5241 S. Race Street            President
      Littleton, CO  80121



L     John C. Massar                 Director, Senior Vice President   None



L     E. Lee McClennahan             Senior Vice               None
                                     President



L     Jamie R. McCrary               Assistant Vice            None
                                     President



S     John V. McLaughlin             Senior Vice               None
                                     President



      Terry W. McNabb                Vice President            None
      2002 Barrett Station
      Rd.
      St. Louis, MO   63131



L     R. William Melinat             Vice President,           None
                                     Institutional
                                     Investment Services
                                     Division



      David R. Murray                Vice President            None
      60 Briant Avenue
      Sudbury, MA 01776



      Stephen S. Nelson              Vice President            None
      P.O. Box 470528
      Charlotte, NC  28247-0528



      William E. Noe                 Regional Vice             None
      304 River Oaks Road            President
      Brentwood, TN  37027



      Peter A. Nyhus                 Regional Vice             None
      3084 Wilds Ridge Court         President
      Prior Lake, MN  55372



      Eric P. Olson                  Regional Vice             None
      62 Park Drive                  President
      Glenview, IL  60025



      Fredric Phillips               Vice President            None
      32 Ridge Avenue
      Newton Centre, MA
      02161



B     Candance D. Pilgram            Assistant Vice            None
                                     President



      Carl S. Platou                 Regional Vice             None
      4021 96th Avenue, SE           President
      Mercer Island, WA
      98040



L     John O. Post, Jr.              Vice President            None



S     Richard P. Prior               Assistant Vice            None
                                     President



      Steven J. Reitman              Vice President            None
      212 The Lane
      Hinsdale, IL  60521



      Brian A. Roberts               Vice President            None
      12025 Delmahoy Drive
      Charlotte, NC  28277



      George S. Ross                 Senior Vice               None
      55 Madison Avenue              President
      Morristown, NJ  07960



L     Julie D. Roth                  Vice President            None



L     James F. Rothenberg            Director                  None



      Douglas F. Rowe                Regional Vice             None
      30008 Oakland Hills            President
      Drive
      Georgetown, TX  78628



      Christopher S. Rowey           Regional Vice             None
      9417 Beverlywood               President
      Street
      Los Angeles, CA  90034



      Dean B. Rydquist               Vice President            None
      1080 Bay Pointe
      Crossing
      Alpharetta, GA  30202



      Richard R. Samson              Vice President            None
      4604 Glencoe Avenue,
      #4
      Marina del Rey, CA
      90292



      Joe D. Scarpitti               Regional Vice             None
      31465 St. Andrews              President
      Westlake, OH  44145



L     Daniel B. Seivert              Assistant Vice            None
                                     President



L     R. Michael Shanahan            Director                  Senior Vice
                                                               President &
                                                               Director Nominee



      David W. Short                 Chairman of the           None
      1000 RIDC Plaza, Ste.          Board
      212
      Pittsburgh, PA  15238



      William P. Simon, Jr.          Senior Vice               None
      554 Canterbury Lane            President
      Berwyn, PA  19312



L     John C. Smith                  Assistant Vice            None
                                     President,
                                     Institutional
                                     Investment Services
                                     Division



L     Mary E. Smith                  Vice President,           None
                                     Institutional
                                     Investment Services
                                     Division

      Rodney G. Smith                Vice President            None
      100 N. Central
      Expressway
      Suite 1214
      Richardson, TX  75080



      Nicholas D. Spadaccini         Regional Vice             None
      855 Markley Woods Way          President
      Cincinnati, OH  45230



L     Kristen J. Spazafumo           Assistant Vice            None
                                     President



      Daniel S. Spradling            Senior Vice               None
      4 West 4th Avenue,             President
      Suite 406
      San Mateo, CA  94402



B     Max D. Stites                  Vice President            None



      Thomas A. Stout                Regional Vice             None
      12913 Kendale Lane             President
      Bowie, MD  20715



      Craig R. Strauser              Regional Vice             None
      3 Dover Way                    President
      Lake Oswego, OR 97034



      Francis N. Strazzeri           Vice President            None
      31641 Saddletree Drive
      Westlake Village, CA
      91361



L     Drew Taylor                    Assistant Vice            None
                                     President



S     James P. Toomey                Vice President            None



I     Christopher E. Trede           Vice President            None



      George F. Truesdail            Vice President            None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith           Regional Vice             None
      60 Reedland Woods Way          President
      Tiburon, CA 94920



H     Andrew J. Ward                 Vice President            None



L     David M. Ward                  Vice President,           None
                                     Institutional
                                     Investment Services
                                     Division



      Thomas E. Warren               Regional Vice             None
      1701 Starling Drive            President
      Sarasota, FL  34231



L     J. Kelly Webb                  Senior Vice               None
                                     President, Treasurer



      Gregory J. Weimer              Vice President            None
      125 Surrey Drive
      Canonsburg, PA  15317



B     Timothy W. Weiss               Director                  None



      N. Dexter Williams             Senior Vice               None
            25 Whitside Court        President
            Danville, CA 94526



      Timothy J. Wilson              Regional Vice             None
      113 Farmview Place             President
      Venetia, PA  15367



B     Laura L. Wimberly              Vice President            None

L     Marshall D. Wingo              Director, Senior          None
                                     Vice President



L     Robert L. Winston              Director, Senior          None
                                     Vice President



      Laurie B. Wood                 Regional Vice             None
            3500 West Camino de      President
      Urania
            Tucson, AZ 85741



      William R. Yost                Regional Vice             None
      9320 Overlook Trail            President
      Eden Prairie, MN
      55347



      Janet Young                    Regional Vice             None
      1616 Vermont                   President
      Houston, TX  77006



      Scott D. Zambon                Regional Vice             None
      320 Robinson Drive             President
      Tustin Ranch, CA
      92782


_____________________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
SF Business Address, One Market Plaza, Steuart Tower, Suite 1800, San Francisco, CA 94111
LW Business Address, 11100 Santa Monica Blvd., Los Angeles, CA  90025
B Business Address, 135 South State College Blvd., Brea, CA  92821
S Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA  23513
I Business Address, 8332 Woodfield Crossing Boulevard, Indianapolis, IN  46240

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of the company and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

  Records covering portfolio transactions are also maintained and kept by the Custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

   (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26th day of February, 1998.

   THE INVESTMENT COMPANY OF AMERICA

   By /s/ Jon B. Lovelace, Jr.
        (Jon B. Lovelace, Jr., Chairman)

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on February 26, 1998, by the following persons in the capacities indicated.

         SIGNATURE                               TITLE

(1)      Principal Executive Officer:





          /s/ Jon B. Lovelace, Jr.               Chairman of the Board

         (Jon B. Lovelace, Jr.)



(2)      Principal Financial Officer and

           Principal Accounting Officer:





          /s/ Mary C. Hall                       Treasurer

         (Mary C. Hall)



(3)      Directors:



         Charles H. Black*                       Director

         Ann S. Bowers*                          Director

         Malcolm R. Currie*                      Director

         William R. Grimsley                     Senior Vice President
                                                 & Director Nominee

         Jon B. Lovelace, Jr.*                   Chairman of the Board

         John G. McDonald*                       Director

         Bailey Morris-Eck*                      Director

         Richard G. Newman                       Director

         William C. Newton*                      President and Director

         James W. Ratzlaff*                      Executive Vice
                                                 President & Director

         Olin C. Robison*                        Director

         R. Michael Shanahan                     Senior Vice President
                                                 & Director Nominee

         William J. Spencer                      Director


  *By /s/ Vincent P. Corti
          (Vincent P. Corti, Attorney-in-Fact)

Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

    /s/ Michael J. Downer
        (Michael J. Downer)